                           ZALE'S PROFIT SHARING PLAN

                        Renamed, effective April 1, 1994
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

                           ZALE'S PROFIT SHARING PLAN

                        Renamed, effective April 1, 1994
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
INTRODUCTION ........................................................................         1

ARTICLE 1 - DEFINITIONS .............................................................         3
     1.1  Account....................................................................         3
     1.2  Active Service.............................................................         4
     1.3  Active Contribution Percentage.............................................         4
     1.4  Actual Contribution Ratio..................................................         4
     1.5  Actual Deferral Percentage.................................................         4
     1.6  Actual Deferral Ratio......................................................         4
     1.7  Affiliated Employer........................................................         4
     1.8  Aggregate Accounts.........................................................         4
     1.9  Aggregation Group..........................................................         4
     1.10 Alternate Payee ...........................................................         5
     1.11 Annual Additions ..........................................................         5
     1.12 Annual Compensation .......................................................         5
     1.13 Beneficiary ...............................................................         7
     1.14 Board of Directors ........................................................         7
     1.15 Code ......................................................................         7
     1.16 Committee .................................................................         7
     1.17 Common Stock ..............................................................         7
     1.18 Computation Period ........................................................         7
     1.19 Considered Compensation ...................................................         7
     1.20 Contribution ..............................................................         8
     1.21 Defined Benefit Plan ......................................................         9
     1.22 Defined Contribution Plan .................................................         9
     1.23 Determination Date ........................................................         9
     1.24 Direct Rollover ...........................................................         9
     1.25 Disability ................................................................         9
     1.26 Distributee ...............................................................         9
     1.27 Eligible Retirement Plan ..................................................         9
     1.28 Eligible Rollover Distribution ............................................        10
     1.29 Employee ..................................................................        10
     1.30 Employer or Employers .....................................................        10
     1.31 ERISA .....................................................................        10
     1.32 Excess Deferrals ..........................................................        10
     1.33 Excess 401(k) Contributions ...............................................        10
     1.34 Excess 401(m) Contributions ...............................................        11
     1.35 Family Member .............................................................        11

                                                                                             Page
                                                                                             ----
     1.36 Highly Compensated Employee ...............................................        11
     1.37 Hour of Employment ........................................................        11
     1.38 Key Employee ..............................................................        12
     1.39 Non-Highly Compensated Employee ...........................................        13
     1.40 Non-Key Employee ..........................................................        13
     1.41 Participant ...............................................................        13
     1.42 Period of Service .........................................................        13
     1.43 Period of Severance .......................................................        13
     1.44 Plan ......................................................................        13
     1.45 Plan Year .................................................................        13
     1.46 Qualified Domestic Relations Order ........................................        13
     1.47 Regulation ................................................................        13
     1.48 Retired Participant .......................................................        14
     1.49 Retirement Age ............................................................        14
     1.50 Rollover Contribution .....................................................        14
     1.51 Section 401(k) Contributions ..............................................        14
     1.52 Section 401(m) Contributions ..............................................        14
     1.53 Service ...................................................................        14
     1.54 Sponsor ...................................................................        14
     1.55 Top-Heavy Plan ............................................................        15
     1.56 Transferred ...............................................................        15
     1.57 Trust .....................................................................        15
     1.58 Trustee ...................................................................        15
     1.59 Trust Fund ................................................................        15
     1.60 Valuation Date ............................................................        15

ARTICLE 2 - ACTIVE SERVICE...........................................................        16

     2.1   When Active Service Begins ...............................................        16
     2.2   Eligibility Computation Period ...........................................        16
     2.3   Accrual Computation Period ...............................................        16
     2.4   Vesting Computation Period ...............................................        16
     2.5   When An Employee Severs Service ..........................................        17
     2.6   Periods of Severance .....................................................        17
     2.7   Transfers ................................................................        18
     2.8   Employment Records Conclusive ............................................        18
     2.9   Coverage of Certain Previously Excluded
             Employees ..............................................................        18
     2.10  Military Service..........................................................        18

                                                                                             Page
                                                                                             ----

ARTICLE 3 - ELIGIBILITY RULES........................................................        19
     3.1  Eligibility Requirements...................................................        19
     3.2  Eligibility Upon Reemployment..............................................        19
     3.3  Frozen Participation.......................................................        19

ARTICLE 4 - CONTRIBUTIONS............................................................        20
     4.1  Employee After-Tax Contributions...........................................        20
     4.2  Rollover Contributions and Plan to Plan
            Transfers................................................................        20
     4.3  Employer Contributions.....................................................        20
     4.4  Limit on Salary Deferral Contributions.....................................        23
     4.5  Actual Deferral Percentage for Highly
            Compensated Employees....................................................        24
     4.6  Special Actual Deferral Percentage Rules For
            Family Members...........................................................        26
     4.7  Actual Contribution Percentage for Eligible
            Highly Compensated Employees.............................................        26
     4.8  Special Actual Contribution Percentage Rules
            For Family Members.......................................................        27
     4.9  Distributions of Income Allocable to Excess
            401(k) Contributions and Excess
            401(m) Contributions.....................................................        27
     4.10 Additional Required Test if Alternative
            Compliance is Used.......................................................        28
     4.11 Salary Deferral Contributions, Employer
            Matching Contributions and Employer
            Discretionary Contributions..............................................        29
     4.12 Return of Contributions for Mistake,
            Disqualification or Disallowance of
            Deduction................................................................        29

ARTICLE 5 - PARTICIPATION............................................................        31
     5.1  Allocation of Rollover Contributions and
            Salary Deferral Contributions............................................        31
     5.2  Allocation of Employer Contributions.......................................        31
     5.3  Forfeiture on Termination of Participation.................................        32
     5.4  Limitation on Allocation...................................................        32

ARTICLE 6 - INVESTMENTS..............................................................        35
     6.1 Manner of Investment........................................................        35
     6.2 Investment Decisions........................................................        35
     6.3 Participant Directions to Trustees..........................................        37

                                                                                             Page
                                                                                             ----
     6.4  Investment of Employer Matching
            Contributions ...........................................................        37
     6.5  Voting Rights..............................................................        37
     6.6  Valuation of Trust Fund ...................................................        38
     6.7  Interim Valuation of Trust Fund ...........................................        38
     6.8  Rights of Participants in Trust Fund ......................................        39
     6.9  Loans to Participants .....................................................        39

ARTICLE 7 - BENEFITS ................................................................        43
     7.1  Valuation of Accounts for Withdrawals and
            Distributions ...........................................................        43
     7.2  Death Benefit..............................................................        43
     7.3  Retirement Benefit ........................................................        43
     7.4  Disability Benefit ........................................................        43
     7.5  Severance Benefit .........................................................        43
     7.6  Dismissal for Cause or Employment With
            Competitor ..............................................................        44
     7.7  Distributions to Divorced Spouse...........................................        45
     7.8  Withdrawals ...............................................................        45
     7.9  Forfeiture by Lost Participants or
            Beneficiaries; Escheat ..................................................        48
     7.10 Claims Procedure ..........................................................        48
     7.11 Timing and Form of All Distributions ......................................        49
     7.12 Mandatory Rules Applicable to All
            Distributions............................................................        50
     7.13 No Duplication of Benefits ................................................        51
     7.14 Designation of Beneficiary.................................................        51
     7.15 Distributions to Disabled or Minors .......................................        51
     7.16 Distributions from the Common Stock Fund...................................        52

ARTICLE 8 - TOP-HEAVY REQUIREMENTS...................................................        53
     8.1  Application................................................................        53
     8.2  Top Heavy Test.............................................................        53
     8.3  Vesting Restrictions if Plan Becomes -Top
            Heavy....................................................................        54
     8.4  Minimum Contribution if Plan Becomes
            Top-Heavy................................................................        54
     8.5  Limitation on Top-Heavy Vesting and
            Minimum Contribution.....................................................        55
     8.6  Coverage Under Multiple Top-Heavy Plans....................................        55
     8.7  Other Restrictions.........................................................        55

                                                                                            Page
                                                                                            ----
ARTICLE 9 - ADMINISTRATION OF THE PLAN...............................................        56
     9.1  Appointment, Term of Service & Removal.....................................        56
     9.2  Powers.....................................................................        56
     9.3  Organization...............................................................        57
     9.4  Quorum and Majority Action.................................................        57
     9.5  Signatures.................................................................        57
     9.6  Disqualification of Committee Member.......................................        57
     9.7  Disclosure to Participants.................................................        58
     9.8  Standard of Performance....................................................        58
     9.9  Liability of Committee and Liability
            Insurance................................................................        58
     9.10 Exemption from Bond .......................................................        58
     9.11 Compensation ..............................................................        58
     9.12 Persons Serving in Dual Fiduciary Roles ...................................        58
     9.13 Administrator .............................................................        59
     9.14 Standard of Judicial Review of Committee
            Actions .................................................................        59

ARTICLE 10 - TRUST FUND AND CONTRIBUTIONS ...........................................        60
     10.1 Funding of Plan ...........................................................        60
     10.2 Incorporation of Trust ....................................................        60
     10.3 Authority of Trustee ......................................................        60
     10.4 Allocation of Responsibility ..............................................        60

ARTICLE 11 - ADOPTION OF PLAN BY OTHER EMPLOYERS ....................................        61
     11.1 Adoption Procedure ........................................................        61
     11.2 No Joint Venture Implied ..................................................        61
     11.3 All Trust Assets Available to Pay
            All Benefits ............................................................        61
     11.4 Qualification a Condition Precedent to
            Adoption and Continued Participation ....................................        61

ARTICLE 12 - AMENDMENT AND TERMINATION ..............................................        63
     12.1 Right to Amend and Limitations Thereon ....................................        63
     12.2 Mandatory Amendments ......................................................        64
     12.3 Withdrawal of Employer ....................................................        64
     12.4 Termination of Plan .......................................................        65
     12.5 Partial or Complete Termination or Complete
            Discontinuance ..........................................................        65
     12.6 Continuance Permitted Upon Sale or Transfer
            of Assets ...............................................................        66
     12.7 Distribution Upon Termination .............................................        66

                                                                                            Page
                                                                                            ----

     12.8 Modes of Distribution Upon Termination ....................................        67
     12.9 Distributions to Highly Compensated
            Employees and Former Employees
            Must Not Discriminate ...................................................        67

ARTICLE 13 - MISCELLANEOUS ..........................................................        68
     13.1 Plan Not An Employment Contract ...........................................        68
     13.2 Benefits Provided Solely From Trust .......................................        68
     13.3 Anti-Alienation Provision .................................................        68
     13.4 Requirements Upon Merger or Consolidation
            of Plans ................................................................        68
     13.5 Gender of Words Used ......................................................        68
     13.6 Severability ..............................................................        69
     13.7 Governing Law; Parties to Legal Actions ...................................        69

ZALE'S PROFIT SHARING PLAN

                        RENAMED, EFFECTIVE APRIL 1, 1994
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

                                  INTRODUCTION

     Zale Corporation (the "Sponsor") has entered into this Agreement this 3 day of February, 1994.

                                  WITNESSETH:

     WHEREAS, effective April 1, 1951, the Sponsor established a plan known as "Zale's Profit Sharing Plan" (the "Original Plan");

     WHEREAS, the Original Plan was amended, effective April 1, 1989, to comply with the Tax Reform Act of 1986 and subsequent tax act changes and to add employee salary deferral elections pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") and employer matching contributions pursuant to Section 401(m) of the Code;

     WHEREAS, the Original Plan was amended, effective April 1, 1991, to add an employee stock ownership plan component (the "ESOP Component") which was intended to qualify as a stock bonus plan under Section 401(a) of the Code and as an employee stock ownership plan under Section 4975(e)(7) of the Code under the instrument entitled "Zale's Savings and Employee Stock Ownership Plan" (the "Savings/ESOP Plan");

     WHEREAS, effective January 1, 1992, the Sponsor split up the Saving/ESOP Plan into two separate plans: one through the amendment and restatement of the Savings/ESOP Plan, which was known as the "Zale's Employee Stock Ownership Plan" (the "Zale ESOP Plan") and the other through the execution of a new document, which plan was known as the "Zale's Profit Sharing Plan" (the "Profit Sharing Plan"), each of which was a continuation of its respective component of the Savings/ESOP Plan without gap in time or effect;

     WHEREAS, the Sponsor terminated the Zale ESOP Plan effective January 1, 1992 and received a favorable determination letter from the Internal Revenue Service on the qualification of the Zale ESOP Plan upon its termination;

     WHEREAS, the Sponsor amended the Profit Sharing Plan on April 15, 1993 by adopting a First Amendment thereto and received a favorable determination letter from the Internal Revenue Service on the qualification of the Profit Sharing Plan, as amended by such First Amendment;

     WHEREAS, effective April 1, 1994, the Sponsor desires to make certain further changes to the Profit Sharing Plan, as amended by the First Amendment thereto, to increase participation therein, to improve the delivery of benefits and to provide participants with a proprietary interest in the Sponsor;

     WHEREAS, the Sponsor also desires to make certain changes to comply with recently enacted legislation and to make other clarifying and technical changes thereto;

     WHEREAS, the Sponsor desires to restate the Profit Sharing Plan, as amended by the First Amendment, to consolidate all changes thereto in a single document.

     NOW, THEREFORE, the Sponsor hereby amends and restates the Profit Sharing Plan, as amended by the First Amendment, generally effective January 1, 1992, except as otherwise specifically provided therein (as amended and restated, the "Plan") as follows:

                                    ARTICLE 1

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

     1.1 "Account" means all ledger accounts pertaining to a Participant which are maintained by the Committee to reflect the Participant's interest in the Trust Fund. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary to reflect the entire interest of the Participant in the Trust Fund. Each of the Accounts listed below and any additional Accounts established by the Committee shall reflect the Contributions or amounts transferred to the Trust Fund, if any, and the appreciation or depreciation of the assets in the Trust Fund and the income earned or loss incurred on the assets in the Trust Fund attributable to the Contributions and/or other amounts transferred to the Account. An Account also means all accounts transferred from a terminated qualified plan of an Employer or Affiliated Employer.

     (a) Employee After-Tax Contribution Account - The Employee's After-Tax Contributions, if any.

     (b) Salary Deferral Contribution Account - The Employee's contributions made because of the Employee's salary deferral agreement, if any.

     (c) Employer Matching Contribution Account - The Employer's Matching Contributions allocated to the Participant, if any.

     (d) Employer Discretionary Contribution Account - The Employer's Discretionary Contributions, if any.

     (e) PAYSOP Account - Funds transferred from a terminated PAYSOP of Sponsor that are allocable to participants and beneficiaries of such PAYSOP who cannot be located and whose accounts have not yet been forfeited.

     (f) Profit Sharing Plan Account - Profit-sharing contributions, if any, made pursuant to the terms of plans that are predecessors to the Plan and allocated to Participants.

     (g) Rollover Account - Funds transferred from another qualified plan or IRA account for the benefit of an Employee, if any.

     1.2 "ACTIVE SERVICE" means the Periods of Service which are counted for either eligibility, vesting or benefit accrual purposes as calculated under
Article 2.

     1.3 "ACTUAL CONTRIBUTION PERCENTAGE" means for a specified group of Employees for a Plan Year the average of the ratios (calculated separately for each Employee in that group) of the sum of Section 401(m) Contributions actually paid into the Trust on behalf of each Employee for that Plan Year, to the Employee's Annual Compensation for that Plan Year. Solely for this purpose all
Section 401(m) Contributions and Annual Compensation of all eligible Family Members will be attributed to each Highly Compensated Employee.

     1.4 "ACTUAL CONTRIBUTION RATIO" means for an Employee the ratio of Section 401(m) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year.

     1.5 "ACTUAL DEFERRAL PERCENTAGE" means for a specified group of Employees for a Plan Year the average of the ratios (calculated separately for each Employee in that group) of the amount of Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for that Plan Year to the Employee's Annual Compensation for the same Plan Year. Solely for this purpose all Section 401(k) Contributions and Annual Compensation of all eligible Family Members will be attributed to each Highly Compensated Employee.

     1.6 "ACTUAL DEFERRAL RATIO" means for an Employee the ratio of Section 401(k) Contributions actually paid into the Trust on behalf of the Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year.

     1.7 "AFFILIATED EMPLOYER" means an employer which is a member of the same controlled group of corporations within the meaning of Section 414(b) of the Code or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) or which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Employer.

     1.8 "AGGREGATE ACCOUNTS" means the total of all Account balances derived from Employer Contributions and Employee Contributions.

     1.9 "AGGREGATION GROUP" means (a) each plan of the Employer or any Affiliated Employer in which a Key Employee is a Participant and (b) each other plan of the Employer or any Affiliated Employer which enables any plan in (a) to meet the requirements of either Section 401(a)(4) or 410 of the Code. Any Employer may treat a plan not required to be included in the Aggregation Group as being a part of the group if the group would continue to meet the requirements of Section 401(a)(4) and 410 of the Code with that plan being taken into account.

     1.10 "ALTERNATE PAYEE" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or any portion of, the benefits payable hereunder with respect to such Participant.

     1.11 "ANNUAL ADDITIONS" means (a) Employer Contributions, (b) Employee Contributions, (c) forfeitures and (d) amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code having to do with individual medical accounts. Excess 401(k) Contributions and Excess 401(m) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution or recharacterization. Excess Deferrals that are timely distributed as set forth in Section 4.4 shall not be treated as Annual Additions.

     1.12 "ANNUAL COMPENSATION" means (a) for purposes of Section 415 of the Code, all earned income, wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer or an Affiliated Employer including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or expense allowances under a nonaccountable plan (as defined in Section 1.62-2(c) of the Regulations), amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee (but only to the extent that these amounts are not deductible by the Employee under
Section 217 of the Code), amounts includable in income that are described in Sections 104(a)(3), 105(a) and 105(h) of the Code, the value of a nonqualified stock option grant to the extent the value of the option is includable in income in the year of grant and the amount includable in income upon making an election under Section 83(b) of the Code, but excluding (i) the Employer's contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or the Employer's contributions to a simplified employee pension plan described in Code Section 408(k) to the extent the contributions are not included in the Employee's compensation for the taxable year in which contributed, or any distributions from a plan of deferred compensation; (ii) amounts realized from the exercise of a nonqualified stock option or the value of restricted stock or property held by the Employee when it becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code whether or not the amounts are excludable from the gross income of the Employee.

     (b) Annual Compensation means, when used in determining an Employee's Actual Contribution Ratio, Actual Deferral Ratio or the allocation of any qualified nonelective contribution and when used to determine if a person is a Highly Compensated Employee or a Key Employee, the same as it does for purposes of applying Section 415 of the Code as modified by including elective contributions under a cafeteria plan governed by Section 125 of the Code and contributions to any plan qualified under Section 401(k), 408(k) or 403(b) of the Code. However, for purposes of determining an Employee's Actual Contribution Ratio or Actual Deferral Ratio, Annual Compensation shall include only compensation earned during the portion of the Plan Year that the Employee was eligible to participate in the Plan.

     (c) Annual Compensation means, when used for any other purpose, compensation received by the Employee from the Employer, other than compensation in the form of qualified or previously qualified deferred compensation that is currently includable in gross income for federal income tax purposes.

     (d) All Annual Compensation, without regard to its definition, in excess of $200,000.00 (as adjusted by the Secretary of the Treasury) shall be disregarded. In determining the Annual Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) shall apply, except that the term Family Member shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If as a result of the application of this rule, the adjusted $200,000.00 limitation is exceeded, the limitation shall be prorated among the affected Participants in proportion to each Participant's Annual Compensation as determined under this Section prior to the application of this limitation.

         Effective April 1, 1994, in addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         In determining the Annual Compensation for the purpose of the OBRA '93 annual compensation limitation, the rules of Section 414(q)(6) shall apply, except that the term Family Member shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If as a result of the application of this rule, the adjusted OBRA '93 compensation limitation is exceeded, the limitation shall be prorated among the affected Participants in proportion to each Participant's Annual Compensation as determined under this Section prior to the application of this limitation.

     1.13 "BENEFICIARY" or Beneficiaries means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Participant's or retired Participant's estate, designated by the Participant or retired Participant to receive the benefits payable under this Plan upon his death.

     1.14 "BOARD OF DIRECTORS" means the board of directors, the executive committee or other body given management responsibility for the Sponsor.

     1.15 "CODE" means the Internal Revenue Code of 1986, as amended from

     1.16 "COMMITTEE" means the committee appointed by the Sponsor to administer the Plan.

     1.17 "COMMON STOCK" means the shares of common stock of Zale Corporation.

     1.18 "COMPUTATION PERIOD" means a period of time used to determine an Employee's eligibility, accrual or vesting.

     1.19 "CONSIDERED COMPENSATION" means as to each Participant: (a) the ear-reported on Form W-2 by the Employer during the Plan Year, and (b) the amounts deferred under an eligible cash or deferred arrangement under Section 401(k) of the Code or under a cafeteria plan described in Section 125 of the Code. Considered Compensation in excess of $200,000.00 (as adjusted by the Secretary of the Treasury) shall be disregarded. In determining the Considered Compensation of a Participant for purposes of this limitation, the rules of
Section 414(q)(6) shall apply, except that the term Family Member shall include only the spouse. of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If as a result of the application of this rule, the adjusted $200,000.00 limitation is exceeded, the limitation shall be prorated among the affected Participants in proportion to each Participant's Considered Compensation as determined under this Section prior to the application of this limitation.

     Effective April 1, 1994, in addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Considered Compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     In determining the Considered Compensation of a Participant for the purpose of the OBRA '93 annual compensation limit, the rules of Section 414(q)(6) shall apply, except that the term Family Member shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If as a result of the application of this rule, the adjusted OBRA '93 limitation is exceeded, the limitation shall be prorated among the affected Participants in proportion to each Participant's Considered Compensation as determined under this Section prior to the application of this limitation.

     1.20 "CONTRIBUTION" means the total amount of contributions made under the terms of this Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

     (a) Employee After-Tax Contribution - After-Tax contributions paid by the Employee.

     (b) Salary Deferral Contribution - Contributions made by the Employer under the Employee's salary deferral agreement.

     (c) Employer Matching Contribution - Prior to April 1, 1994, the basic $100.00 matching Contributions made by the Employer. Effective April 1, 1994, the 50% matching Contributions made by the Employer equal to 50% of the Salary Deferral Contribution, up to a maximum of 2% of Considered Compensation.

     (d) Employer Discretionary Contribution - Contributions made by the Employer, if any, on a discretionary basis.

          (e) Rollover Contribution - Contributions made by an Employee which are transfers from a prior qualified plan or IRA account.


          1.21 "DEFINED BENEFIT PLAN" means a plan established and qualified under Section 401 of the Code, other than to the extent it is or is treated as a Defined Contribution Plan.


          1.22 "DEFINED CONTRIBUTION PLAN" means a plan established and qualified under Section 401 of the Code which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income, expenses, gains and losses (both realized and unrealized) and any forfeitures of accounts of other participants which may be allocated to such participant's Account.


          1.23 "DETERMINATION DATE" means for a given plan year the last day of the preceding plan year, or, in the case of the first plan year of a plan, the last day of that plan year.


          1.24 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.


          1.25 "DISABILITY" means a mental or physical disability which, in the opinion of the Committee, shall prevent the Participant from performing each of the material duties of his regular occupation, and the disability insurance benefits of the Employer have commenced to be paid to the Employee or would have commenced to be paid to the Employee if the Employee were a participant under the disability insurance policy of the Sponsor. The Committee may require the Participant to submit to a physical examination in order to confirm disability.


          1.26 "DISTRIBUTEE" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the spouse or former spouse.


          1.27 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          1.28 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent the distribution is required under Section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).


          1.29 "EMPLOYEE" means all common law employees of the Employer including residents of Puerto Rico and Guam but excluding all other employees working outside of the United States unless the Committee elects to cover them in this Plan and excluding all leased employees (as defined in Section 414(n) of the Code) unless the Plan's qualified status is dependent upon coverage of the leased employees. All Employees who are included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer shall be excluded, even if they have met the requirements for eligibility, if there has been good faith bargaining between the Employer and the Employees' representative and the collective bargaining agreement does not require the Employer to include those Employees in this Plan.


          1.30 "EMPLOYER" or "EMPLOYERS" means the Sponsor and any other business organization which has adopted this Plan.


          1.31 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.


          1.32 "EXCESS DEFERRALS" means the excess of the sum of a Participant's Salary Deferral Contributions plus amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) and 403(b) of the Code over the adjusted maximum amount for such deferrals permitted by Section 402(g) of the Code for any Plan Year.


          1.33 "EXCESS 401(k) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(k) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.5 of the Plan. To correct the amount of Excess 401(k) Contributions, the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio is reduced to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. However, if a lesser reduction would enable the Plan to pass the test, only that lesser reduction may be made. This leveling process is repeated until the Actual Deferral Percentage test described in Section 4.5 of the Plan is satisfied.

          1.34 "EXCESS 401(m) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Section 401(m) Contributions actually paid into the Trust on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section 4.7 of the Plan. To correct the amount of Excess 401(m) Contributions, the Actual Contribution Ratio of the Highly Compensated Employee with the highest Actual Contribution Ratio is reduced to equal the ratio of the Highly Compensated Employee with the next highest Actual Contribution Ratio. However, if a lesser reduction would enable the Plan to pass the test, only that lesser reduction may be made. This leveling process is repeated until the Actual Contribution Percentage test described in
Section 4.7 of the Plan is satisfied.


          1.35 "FAMILY MEMBER" means the spouse and lineal ascendants or descendants and the spouses of those lineal ascendants or descendants of a 5% owner or of a Highly Compensated Employee who is one of the 10 employees receiving the greatest Annual Compensation from the Employers during the Plan Year.


          1.36 "HIGHLY COMPENSATED EMPLOYEE" means an Employee or an employee of an Affiliated Employer who during the Plan Year or the preceding Plan Year (a) was at any time a 5% owner, (b) received Annual Compensation from the Employer in excess of $75,000.00 (as adjusted from time to time by the Secretary of the Treasury), (c) received Annual Compensation from the Employers in excess of $50,000.00 (as adjusted from time to time by the Secretary of the Treasury) and was within the 20% of employees of the Employer and Affiliated Employers who were the highest paid for the Plan Year, or (d) was at any time an officer and received Annual Compensation in excess of 50% of the annual addition limitation of Section 415(b)(1)(A) of the Code. For this purpose no more than 50 employees or, if lesser, the greater of three employees or 10% of the employees shall be treated as officers, excluding those Employees who may be excluded in determining the top paid group. If no officer has Annual Compensation in excess of 50% of the annual limitation of Section 415(b)(1)(A) of the Code, the highest paid officer for the year shall be treated as a Highly Compensated Employee. If a Participant did not fall within (b), (c) or (d) without regard to this sentence for the Plan Year preceding the Plan Year of the determination, he will not be treated as falling within (b), (c) or (d) for the Plan Year of the determination unless he is a member of the group consisting of the 100 employees paid the greatest Annual Compensation during that Plan Year. For this purpose the determination of the top paid 100 employees will be made using Section 414(q) of the Code and its Regulations. A former Participant will be treated as a Highly Compensated Employee if he was a Highly Compensated Employee when he severed Service or he was a Highly Compensated Employee at any time after attaining age 55.


          1.37 "HOUR OF EMPLOYMENT" means each hour (a) that an Employee is either directly or indirectly paid or entitled to payment by the Employer or Affiliated Employer for the performance of duties; (b) that an Employee is either directly or indirectly paid or entitled to payment by the Employer or Affiliated Employer for a period of time during which no duties are performed (whether or not the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, leave of absence; or (c) that an Employee is paid or entitled to payment of back pay, irrespective of mitigation of damages, which is awarded or agreed to by the Employer or Affiliated Employer. The same Hours of Employment shall not be credited both under (a) or
(b) and (c). For purposes of (a), (b) and (c) no more than 501 Hours of Employment shall be credited to an Employee due to any single continuous period during which he performs no duties (whether or not the period occurs in a single Computation Period). Hours of Employment shall not be credited if they are paid for under a plan maintained solely to comply with workmen's compensation, unemployment compensation or disability insurance laws. Hours of Employment shall not be credited if they are paid for solely to reimburse an Employee for medical or medically related expenses incurred by him. The number of Hours of Employment credited as Active Service shall be the number of regularly scheduled hours included in the units of time when units are used to compute pay. The number of Hours of Employment credited as Active Service shall be the Employee's pay divided by the Employee's most recent hourly rate of pay when units of time are not used to compute pay. If an Employee's pay is a fixed rate for specified periods other than hours, such as days, weeks or months, the Employee's hourly rate shall be the most recent rate for the period of time divided by the number of hours regularly scheduled for work during the period. If an Employee's pay is not a fixed rate for specified periods of time, the Employee's hourly rate shall be the lowest hourly rate paid to Employees in the same job classification as that of the Employee or, if there are no Employees in the same job classification, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended. However, in no event can an Employee receive credit for a greater number of Hours of Employment than the number of hours regularly scheduled for work during the period. An Employee without a regular work schedule shall be presumed to regularly work a 40 hour week, an eight hour day, or any other representative period as reflects the average hours worked in the job classification. The method used to calculate the average number of hours worked must be consistently applied.


          1.38 "Key Employee" means an Employee or former or deceased Employee or Beneficiary of an Employee who at any time during the Plan Year or any of the four preceding Plan Years is (a) an officer of an Employer or any Affiliated Employer having an Annual Compensation greater than 50% of the annual addition limitation of Section 415(b)(1)(A) of the Code for the Plan Year, (b) one of the 10 employees having an Annual Compensation from an Employer or any Affiliated Employer of more than the annual addition limitation of Section 415(c)(1)(A) of the Code for the Plan Year and owning or considered as owning (within the meaning of Section 318 of the Code) the largest interest in an Employer or any Affiliated Employer, treated separately, (c) a 5% owner of an Employer or any Affiliated Employer, treated separately, or (d) a 1% owner of an Employer or any Affiliated Employer, treated separately, having Annual Compensation from an Employer or any Affiliated Employer of more than $150,000.00. For this purpose no more than 50 employees or, if lesser, the greater of three employees or 10% of the employees shall be treated as officers. Section 416(i) of the Code shall be used to determine percentage of ownership. For the purpose of the test set out in (b) above, if two or more employees have the same interest in an Employer, the employee with the greater Annual Compensation from the Employer shall be treated as having the larger interest.


          1.39 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

          1.40 "NON-KEY EMPLOYEE" means any Employee who is not a Key Employee.


          1.41 "PARTICIPANT" means the person or persons employed by an Employer during the Plan Year and eligible to participate in this Plan.


          1.42 "PERIOD OF SERVICE" means a period of employment with an Employer which commences on the day on which an Employee performs his initial Hour of Employment or performs his initial Hour of Employment upon returning to the employ of the Employer, whichever is applicable, and ending on the date the Employee severs Service.


          1.43 "PERIOD OF SEVERANCE" means the period of time commencing on the date an Employee severs Service and ends on the date the Employee again performs an Hour of Employment.


          1.44 "PLAN" means this Plan, including all subsequent amendments. Effective April 1, 1994, the Plan shall be renamed as the Zale Corporation Savings & Investment Plan.


          1.45 "PLAN YEAR" means the fiscal year of this Plan, which shall end on the last day of March of each calendar year. Effective April 1, 1994, Plan Year means the short Plan Year beginning on April 1, 1994 and ending on July 31, 1994. Effective August 1, 1994, Plan Year means the fiscal year of this Plan which shall begin on August 1 of each year and end on the last day of July of the following year.


          1.46 "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean any judgment, decree or order (including approval of a property settlement agreement) made pursuant to a State domestic relations law, including a community property law:
(a) which relates to the provision of child support, alimony payment or marital property rights; (b) which creates or recognizes the existence of an Alternate Payee's right to receive all or any portion of the benefits payable with respect to a Participant; and (c) which otherwise satisfies the requirements of Section 414(p) of the Code and the regulations promulgated thereunder.


          1.47 "REGULATION" means the Internal Revenue Service regulation specified, as it may be changed from time to time.

          1.48 "RETIRED PARTICIPANT" means a person who was at one time a Participant who received allocations of Contributions and who has now retired under the terms of this Plan but still has an Account.


          1.49 "RETIREMENT AGE" means (a) in the case of a Participant's normal Retirement Age the attainment of 65 years of age and the fifth anniversary of the time a Participant commenced participation in the Plan, and (b) in the case of a Participant's early Retirement Age, the attainment of age 55 and the seventh anniversary of the time a Participant commenced participation in the Plan. Once a Participant has attained his normal or early Retirement Age he shall be 100% vested at all times.


          1.50 "ROLLOVER CONTRIBUTION" means the amount contributed by an Employee which consists of: (a) any part of a distribution the Employee received from an individual retirement account which consists entirely of property that was initially contributed to the individual retirement account from a distribution received out of a qualified total distribution from a qualified employee trust described in Section 401(a) or 403(a) of the Code together with the earnings on that property or (b) any part of a distribution or proceeds from the sale of any part of the property that the Employee received in excess of his own Contributions and in excess of any amounts previously distributed to the Employee and not includable in gross income from any distribution out of a qualified employee trust described in Section 401(a) or 403(a) of the Code.


          1.51 "SECTION 401(k) CONTRIBUTIONS" means the sum of Salary Deferral Contributions made on behalf of the Participant during the Plan Year and other amounts that the Employer elects to have treated as Section 401(k) Contributions pursuant to Code Section 401(k)(3)(D)(ii) to the extent that those other amounts are not used to enable the Plan to satisfy the minimum contribution requirements of Section 416 of the Code.


          1.52 "SECTION 401(m) CONTRIBUTIONS" means the Employer Matching Contributions made on behalf of the Participant during the Plan Year and other amounts that the Employer elects to have treated as Section 401(m) Contributions pursuant to Code Section 401(m)(3). However, Employer Matching Contributions and amounts that the Employer could otherwise elect to have treated as Section 401(m) Contributions are not Section 401(m) Contributions to the extent that they are used to enable the Plan to satisfy the minimum contribution requirements of Section 416 of the Code.


          1.53 "SERVICE" means the period or periods that a person is paid or is entitled to payment for performance of duties with the Employer or an Affiliated Employer.


          1.54 "SPONSOR" means Zale Corporation or any other business organization which assumes the primary responsibility for maintaining this Plan with the consent of the last preceding Sponsor.

          1.55 "TOP-HEAVY PLAN" means any plan which has been determined to be top-heavy under the test described in Article 8 of this Plan.


          1.56 "TRANSFERRED" means, when used with respect to an Employee, the termination of employment with one Employer and the contemporaneous commencement of employment with another Employer.

          1.57 "TRUST" means the one or more trust estates created to fund this Plan.


          1.58 "TRUSTEE" means collectively one or more persons or corporations with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any and all successor or successors appointed by the Sponsor or successor Sponsor.


          1.59 "TRUST FUND" means all of the trust estates established under the terms of this Plan to fund this Plan, whether held to fund a particular group of Accounts or held to fund all of the Accounts of Participants, collectively.


          1.60 "VALUATION DATE" means the day or days of each Plan Year selected by the Committee on which the Trust Fund is to be valued which cannot be less frequent than annual. One or more Accounts may have different Valuation Dates from other Accounts. The Valuation Date must be announced to all Participants and shall remain the same until changed by the Committee and announced to the Participants. Until changed by the Committee, the Valuation Date shall be the last day of each calendar quarter.

                                    ARTICLE 2

                                 ACTIVE SERVICE


          2.1 WHEN ACTIVE SERVICE BEGINS. An Employee shall receive one year of Active Service credit for eligibility, accrual and vesting purposes in each full Computation Period described below during which he has 1,000 or more Hours of Employment with the Employer, all Affiliated Employers or an employer, the stock or assets of which were acquired by an Employer or Affiliated Employer, without regard to whether a predecessor plan was maintained. Additionally, effective April 1, 1994, an Employee will receive one year of Active Service credit for eligibility for Salary Deferral Contributions and Employer Matching Contributions if he completes at least 500 Hours of Employment during an eligibility Computation Period, as defined in Section 2.2 hereof.


          2.2 ELIGIBILITY COMPUTATION PERIOD. The Computation Period for eligibility is the 12-consecutive-month period starting with the Employee's first day of employment (or reemployment) for which he is entitled to be credited with one Hour of Employment and each such successive 12-consecutive-month period beginning on the Employee's annual anniversary of employment (or reemployment). Effective April 1, 1994, the Computation Period for eligibility for Salary Deferral Contributions and Employer Matching Contributions is the 6-consecutive-month period starting with the Employee's first day of employment (or reemployment) for which he is entitled to be credited with one Hour of Employment and each successive 6-consecutive-month period beginning on each of the Employee's (i) annual anniversary and (ii) semi-annual anniversary, as the case may be, of employment (or reemployment).


          2.3 ACCRUAL COMPUTATION PERIOD. The Computation Period for accrual purposes is the Plan Year, as defined in Section 1.45. The short Plan Year starting April 1, 1994 and ending July 31, 1994 shall be treated as a partial accrual Computation Period. For purposes of Sections 4.3 and 5.2, the minimum service requirements for accrual purposes in such partial accrual Computation Period is equal to the Plan's minimum service requirement for such accrual in a full accrual Computation Period, multiplied by the ratio of the length of the partial accrual Computation Period to a full year. In the case of the partial short Plan Year, the ratio is one-third (4/12), and the service requirement is 333 1/3 Hours of Employment (1/3 x 1,000 Hours of Employment).


          2.4 VESTING COMPUTATION PERIOD. The Computation Period for vesting purposes is the twelve-consecutive month period beginning on April 1 of each year and ending on March 31 of the next calendar year. Effective April 1, 1994, the Computation Period for vesting purposes is the twelve-consecutive month period beginning on August 1 of each year and ending on July 31 of the next calendar year. As a result of the overlap in vesting Computation Periods, Participants who complete 1,000 Hours of Employment during the twelve-consecutive month period beginning on April 1, 1994 and ending on March 31,

1995 and who also complete 1,000 Hours of Employment during the twelve-consecutive month period beginning on August 1, 1994 and ending on July 31, 1995 will be credited with two full years of Active Service credit, for vesting purposes only. For vesting purposes only, an Employee shall not receive any Active Service credit during the period the Employer did not maintain this Plan or a predecessor plan.


          2.5 WHEN AN EMPLOYEE SEVERS SERVICE. An Employee shall sever Service if he is not credited with at least 501 Hours of Employment with the Employer and all Affiliated Employers during a Computation Period unless he is credited with less than 501 Hours of Employment because: (a) he is Transferred; (b) he is on an approved leave of absence which does not exceed 18 months and he returns to employment immediately following the leave of absence; (c) he is temporarily laid off, and he returns to employment immediately following the temporary layoff or (d) he is in the service in the armed forces of the United States, and he returns to employment within 90 days after termination of military service without being employed somewhere else.


          Solely for the purpose of determining whether an Employee has severed Service, if the Employee is absent from Service because of her pregnancy, the birth of her child, his or her receipt of a child through adoption, or his or her caring for the child immediately after birth or adoption, he or she shall be entitled to the Hours of Employment that he or she would have received but for that absence for up to one year after the absence began. Eight hours of Service shall be credited for each day of absence. No more than a total of 501 hours can be credited. The 501 hours shall be credited to the Computation Period in which the absence first begins to the extent necessary to prevent a severance from Service in such Computation Period; otherwise, the 501 hours shall be credited to the next Computation Period, to the extent such absence continues into such Computation Period and to the extent necessary to prevent a severance from Service in such Computation Period.


          For purposes of this Section 2.5, no severance from Service shall occur in the Computation Period consisting of the short Plan Year starting April 1, 1994 and ending July 31, 1994, even if an Employee fails to complete a pro rated portion of 501 Hours of Employment during such short Plan Year. For purposes of the immediately preceding paragraph hereto, an Employee who is absent from Service for any of the reasons enumerated in that paragraph in the Plan Year ending March 31, 1994, and with respect to whom the last sentence of such paragraph would otherwise apply, shall be entitled to have the last sentence of such paragraph applied as if the term "next Computation Period" were replaced by "the Plan Year beginning on August 1, 1994".


          2.6 PERIODS OF SEVERANCE. If an Employee incurs a Period of Severance of one year or longer, any prior Period of Service shall not count as Active Service for vesting until he has completed one full year of Service during which he has completed 1,000 Hours of Employment after he returns to employment. If an Employee severs Service at a time when: (a) he has no vested interest in his Employer Matching Contribution Account or

Employer Discretionary Contribution Account, and (b) his number of consecutive one-year Periods of Severance equals or exceeds the greater of (i) five or (ii) his aggregate number of one-year Periods of Service prior to such Period of Severance, then any prior Period of Service shall not count as Active Service for eligibility or vesting. If an Employee severs Service and has at least five consecutive one-year Periods of Severance, then any subsequent Period of Service shall not count as Active Service for purposes of vesting in amounts in his Employer Matching Contribution Account or Employer Discretionary Contribution Account from the prior Period of Service. For purposes of computing the number of continuous one-year Periods of Severance of any Participant, the short Plan Year shall not be counted.


          2.7 TRANSFERS. If an Employee of one Employer is Transferred to the service of another Employer, his Active Service shall not be interrupted and he shall continue to be in Active Service for purposes of eligibility, vesting and allocation of Contributions and/or forfeitures. If an Employee is transferred to the service of an Affiliated Employer that has not adopted the Plan he shall not have severed Service; however, even though he shall continue to be in Active Service for eligibility and vesting purposes he shall not receive any allocation of Contributions or forfeitures.

          2.8 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Active Service.


          2.9 COVERAGE OF CERTAIN PREVIOUSLY EXCLUDED EMPLOYEES. Any Employee who is no longer excludable because he or she is no longer included in a unit of Employees covered by a collective bargaining agreement between the Employees' representative and the Employer where retirement benefits were the subject of good faith bargaining shall immediately become eligible for membership if he meets the eligibility requirements. All his Service with the Employer or any Affiliated Employer which would have been counted had he not been previously excluded shall now be counted as Active Service for eligibility and vesting purposes.


          2.10 MILITARY SERVICE. A Participant who leaves the employ of an Employer to enter the armed services of the United States shall not be deemed to have broken his continuous employment if he returns to employment with an Employer within 90 days after his separation from military service without employment elsewhere. The Participant, however, shall be awarded Active Service for eligibility and vesting purposes, but shall be awarded only such Active Service for an allocation of Contributions and/or forfeitures as is required by law.

                                    ARTICLE 3

                                ELIGIBILITY RULES


          3.1 ELIGIBILITY REQUIREMENTS. Each Employee shall be eligible to participate in this Plan on the first day of the month which starts with or next follows the later of (a) the effective date of the adoption of this Plan by the Employer, (b) the date the Employee attains age 21 or (c) the date on which the Employee completes one full year of Active Service. Effective April 1, 1994, an Employee will be deemed to receive a full year of Active Service credit for purposes of eligibility for Salary Deferral Contributions and Employer Matching Contributions if he completes at least 500 Hours of Employment during any of the six-consecutive-month periods described in Section 2.2, and shall be eligible to participate in the Plan on the first day of the month which starts with or next follows the later of (a) the effective date of the adoption of this Plan by the Employer, (b) the date the Employee attains age 21 or (c) the completion of such six-consecutive-month period.


          3.2 ELIGIBILITY UPON REEMPLOYMENT. If an Employee severs Service with the Employer for any reason after fulfilling the eligibility requirements but prior to the date he initially begins participating in the Plan, the Employee shall be eligible to begin participation in this Plan on the day he first completes an Hour of Employment upon his return to employment with an Employer. Once an Employee has become eligible to be a Participant, his eligibility shall continue until he severs Service. A former Participant shall recommence participation upon his return to employment with an Employer.


          3.3 FROZEN PARTICIPATION. An Employee employed by an Affiliated Employer which has not adopted this Plan cannot actively participate in this Plan even though he accrues Active Service. Likewise, if an Employee: (a) is Transferred from an Employer to an Affiliated Employer or (b) is a Participant of this Plan when he is excluded under the provisions of a collective bargaining agreement, his participation becomes inactive. Such a Participant's Account becomes frozen: he cannot share in any allocation of Employer Contributions or forfeitures, except for Periods of Service, if any, in which he is employed by the Employer, and he cannot have any Salary Deferral Contributions made by the Employer on his behalf. However, his Account shall continue to share in any appreciation or depreciation of the Trust Fund and in any income earned or losses incurred by the Trust Fund during the period of time that he is employed by an Affiliated Employer or is excluded from covered employment under the provisions of a collective bargaining agreement.

                                    ARTICLE 4

                                  CONTRIBUTIONS


          4.1 EMPLOYEE AFTER-TAX CONTRIBUTIONS. Employee After-Tax Contributions are not permitted on and after March 31, 1989. Previously made Employee After-Tax Contributions will continue to be held in the Employee's After-Tax Contribution Account, subject to the terms of this Plan with respect to such Accounts.


          4.2 ROLLOVER CONTRIBUTIONS AND PLAN TO PLAN TRANSFERS. The Committee may permit Rollover Contributions by Participants and/or direct transfers to or from another qualified plan on behalf of Participants from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those Contributions must be made available to all Participants on a nondiscriminatory basis. For this purpose, all Employees of an Employer shall be considered to be Participants of the Plan even though they may not have met the eligibility requirements. However, they shall not be entitled to contribute to the Plan, share in Employer Contributions or share in forfeitures unless and until they have met the requirements for eligibility, Contributions and allocations.


          A Rollover Contribution shall not be accepted unless it is made on or before the 60th day after the Participant received the distribution and it met one of the following requirements: (a) the distribution, when made from a qualified employee plan, must have met the requirements of a lump sum distribution, or (b) it was part or all of a distribution which was made within one taxable year of the Participant because of the termination of a qualified plan or a complete discontinuance of contributions. A complete discontinuance of contributions occurs, for this purpose, on the day the Internal Revenue Service is notified that all contributions to the plan have been completely discontinued. A direct transfer of assets from another qualified plan shall not be accepted if such other qualified plan was at any time part of (a) a Defined Benefit Plan, (b) a Defined Contribution Plan subject to the minimum funding standards of Section 412 of the Code, (c) any other qualified plan which has joint and survivor annuity benefits or qualified preretirement survivor annuity benefits as described in Section 417 of the Code, or (d) which would require a distribution or withdrawal in a form not permitted under this Plan.


          Rollover Contributions shall have no effect upon the amount permitted to be allocated to a Participant's Account under Section 415 of the Code or the amount contributed to the Plan by a Participant under Section 4.1.

          4.3 EMPLOYER CONTRIBUTIONS. Each Employer shall contribute for each Plan Year the following amounts:

          (a) an amount, which when added to previously unapplied and unallocated forfeitures, shall equal the amounts which have been forfeited by Participants who have become entitled to have their forfeited amounts restored;

          (b) an amount equal to the value of all forfeited benefits for Participants who formerly could not be located, upon receipt of claims by those Participants;

          (c) an amount which is equal to the amount, if any, necessary to fulfill the Top-Heavy Plan requirements found in Article 8 if the Plan is determined to be a Top-Heavy Plan;

          (d) the amount by which the Participant's Considered Compensation is reduced as a result of a salary deferral agreement, not to exceed the amount of the Participant's Considered Compensation for the Plan Year;

          (e) prior to April 1, 1994, an Employer Matching Contribution in the amount of $100.00 for each Participant who has had Salary Deferral Contributions made on his behalf by the Employer for the Plan Year in an amount equal to or greater than $100.00, is employed by one of the Employers or Affiliated Employers on the last day of the Plan Year, and has completed at least 1,000 Hours of Employment during the Plan Year, unless the Participant has terminated employment during the Plan Year because of death, Disability or the attainment of his normal Retirement Age in which event he will receive this Contribution irrespective of the number of Hours of Employment he has completed during such Plan Year; and effective April 1, 1994, in lieu of the Employer Matching Contribution set forth in the preceding clause, an Employer Matching Contribution for each Participant who has had Salary Deferral Contributions made on such Participant's behalf by the Employer for the Plan Year in an amount equal to 50% of the Salary Deferral Contribution made on such Participant's behalf by the Employer for the Plan Year, up to a maximum of 2% of such Participant's Considered Compensation, provided such Participant is employed by one of the Employers or Affiliated Employers on the last day of the Plan Year, and has completed at least 1,000 Hours of Employment during the Plan Year (which Hours of Employment shall be prorated for a short Plan Year as provided in Section 2.3 hereof), unless the Participant has terminated employment during the Plan Year because of death, Disability, or the attainment of his normal Retirement Age in which event he will receive this Contribution irrespective of the number of Hours of Employment he has completed during such Plan Year;

          (f) an amount, if any, which is designated by the Board of Directors to be the Employer Discretionary Contribution for the Plan Year, for each Participant who is employed by one of the Employers or Affiliated Employers on the last day of the Plan Year, and has completed at least 1,000 Hours of Employment during the Plan Year (which Hours of Employment shall be prorated in a short Plan Year as provided in Section 2.3 hereof), unless the Participant has terminated employment during the Plan Year because of death, Disability, or the attainment of his normal Retirement Age in which event he will receive this Contribution irrespective of the number of Hours of Employment he has completed during such Plan Year.


          The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined from time to time by the Committee.


          If the Plan fails to meet the coverage requirements of Section 410(b) of the Code during the Plan Year because of the requirement described in (e) and/or (f) above that the participant be employed by one of the Employers or Affiliated Employers on the last day of the plan year, or because of the requirement that the participant have completed at least 1,000 Hours of Employment during such Plan Year, then

          (i) an allocation will be made under (e) and/or (f) above, as applicable, on behalf of all Participants who are employed by one of the Employers or Affiliated Employers on the last day of the Plan Year and who have completed at least five hundred and one
              (501) Hours of Employment during the Plan Year;

          (ii)  If the Plan would still fail the coverage requirements under
                Section 410(b) of the Code after application of the preceding paragraph, an allocation will be made under (e) and/or (f) above, as applicable, to all Participants who are employed by one of the Employers or Affiliated Employers on the last day of the Plan Year, and who have completed less than five hundred and one (501) during the Plan Year;

          (iii) If the Plan would still fail the coverage requirements under
                Section 410(b) of the Code after application of the preceding paragraph, an allocation will be made under (e) and/or (f) above, as applicable, to all Participants who terminated during the Plan Year with at least five hundred and one (501) Hours of Employment.


          The Employer Matching Contributions described in (e) above shall not be made with respect to amounts that must be distributed to the Participant because of Code Sections 401(k), 401(m) or 402(g). Therefore, if inadvertent Employer Matching Contributions were made on behalf of a Participant on amounts that must be distributed to the Participant, that excess amount, plus any earnings, shall be used to reduce future Employer Matching Contributions as determined by the Committee.


          In addition, the amount of the Employer's Contributions described above cannot exceed the lesser of: (a) a sum equal to 15% of the total Annual Compensation paid during its taxable year ending with or within the Plan Year to all Participants plus the maximum amount deductible under the "carryover" provisions of the Code which relate to contributions in previous years of less than the maximum amount deductible or (b) the sum which may be allocated to the Participants' Accounts without violating the limitations of Section 415 of the Code.


          4.4 LIMIT ON SALARY DEFERRAL CONTRIBUTIONS. A Participant may elect to have made on such Participant's behalf a Salary Deferral Contribution in any whole percentage, from 2% to 6%, of Considered Compensation, provided that the maximum Salary Deferral Contribution that a Participant may elect to have made on the Participant's behalf during the Participant's taxable year may not, when added to the amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) and 403(b) of the Code exceed $7,000 (as adjusted by the Secretary of Treasury). Effective April 1, 1994, a Participant may elect to have made on such Participant's behalf a Salary Deferral Contribution in any whole percentage, from 1% to 15% of Considered Compensation, provided that the maximum Salary Deferral Contribution that a Participant may elect to have made on the Participant's behalf during the Participant's taxable year may not, when added to the amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) and 403(b) of the Code exceed $7,000 (as adjusted by the Secretary of

Treasury). If this dollar limitation is exceeded during any taxable year of the Participant, the Excess Deferrals, as adjusted by any earnings or losses thereon will be distributed to the Participant no later than April 15 following the Participant's taxable year in which the Excess Deferral was made. The Employer shall determine to which Plan Year the Excess Deferrals relate by treating the Excess Deferrals as the last deferrals made for the calendar year.


          The income allocable to Excess Deferrals for the taxable year of the Participant shall be determined by multiplying the income for the taxable year of the Participant allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the amount of Excess Deferrals made on behalf of the Participant for the taxable year. The denominator of the fraction is the Participant's total Salary Deferral Account balance as of the beginning of the taxable year plus the Participant's Salary Deferral Contributions for the taxable year.


          For purposes of applying the requirements of Section 4.5 and Article 8, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with this Section. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees are not to be taken into account under Section 4.5.


          4.5 ACTUAL DEFERRAL PERCENTAGE FOR HIGHLY COMPENSATED EMPLOYEES. The Actual Deferral Percentage for Highly Compensated Employees for any Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for the Plan Year which meets either of the following tests:

          (a) The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

          (b) The excess of the Actual Deferral Percentage of the Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.


          For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If this Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in this Plan and the other plans shall be treated as one plan for these tests. If any Highly Compensated Employee is a Participant of this Plan and any other cash or deferred arrangements of the Employer, when determining the deferral percentage of the Employee, all of the cash or deferred arrangements are treated as one.


          As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year (a) the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.9) shall be distributed, or (b) the Employer may make an Employer contribution which it elects to have treated as a Section 401(k) Contribution and allocated only to those Participants who are Non-Highly Compensated Employees employed on the last day of the Plan Year. If the Employer makes an Employer Contribution that it elects to have treated as a Section 401(k) Contribution, the Contribution will be in an amount necessary to satisfy the Actual Deferral Percentage Test and will be fully vested at all times. Any Employer Contribution treated as a Section 401(k) Contribution shall be allocated, at the Employer's option, either (i) to each Non-highly Compensated Employee Participant in the same ratio that the Non-highly Compensated Employee Participant's Salary Deferral Contributions for the Plan Year bear to the total Salary Deferral Contributions for the Plan Year of all Non-Highly Compensated Employee Participants; or (ii) only to such Non-highly Compensated Employee Participants, and in such amounts, as shall be necessary to satisfy the Actual Deferral Percentage Test. If the Employer chooses to allocate the Employer Contribution treated as a Section 401(k) Contribution in accordance with the second option in the immediately preceding sentence, the allocation will first be made to the Non-highly Compensated Employee Participant who had the lowest Considered Compensation until his allocation equals the limitations of Section
5.4 of the Plan and proceeding to the next Participant with the next to the lowest in Considered Compensation in a similar manner and repeating the process until all the Section 401(k) Contributions have been allocated. Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(k) Contributions attributable to each of them. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any Excess Deferrals previously distributed for the taxable year ending in the same Plan Year.


          The Actual Deferral Percentages are to be calculated, and the provisions of this Section are to be applied, separately for each Employer which constitutes a separate controlled group or affiliated service group.

          4.6 SPECIAL ACTUAL DEFERRAL PERCENTAGE RULES FOR FAMILY MEMBERS. If a Participant is a Highly Compensated Employee and a Family Member, the combined actual deferral ratio for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Section 401(k) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group. The correction of Excess 401(k) Contributions of a Highly Compensated Employee whose Actual Deferral Ratio is determined under the family aggregation rules is accomplished by reducing the Actual Deferral Ratio and allocating the Excess 401(k) Contributions for the family group among the Family Members in proportion to the
Section 401(k) Contributions of each Family Member that is combined to determine the Actual Deferral Ratio. These family aggregation rules do not apply to Non-Highly Compensated Employees.


          4.7 ACTUAL CONTRIBUTION PERCENTAGE FOR ELIGIBLE HIGHLY COMPENSATED EMPLOYEES. The Actual Contribution Percentage for eligible Highly Compensated Employees for any Plan year must not exceed the greater of the following:

          (a) The Actual Contribution Percentage for all other eligible Employees multiplied by 1.25; or

          (b) The lesser of the Actual Contribution Percentage for all other eligible Employees multiplied by two, or the Actual Contribution Percentage for all other eligible Employees plus two percentage points.


          For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to receive an allocation of Employer Matching Contributions under the Plan for all or part of the Plan Year. If no Section 401(m) Contributions are made on behalf of an eligible Employee, the Actual Contribution Ratio that shall be included for him in determining the Actual Contribution Percentage is zero. If this Plan and any other plan or plans to which Section 401(m) Contributions are made are considered as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, this Plan and those plans-are to be treated as one. If any Highly Compensated Employee is a participant in this Plan and any other plans. of the Employer, all Section 401(m) Contributions are to, be aggregated.


          If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year (a) the amount of a Participant's vested portion of his Excess 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by the applicable Regulations) shall be distributed, and the nonvested portion shall be forfeited and be used to reduce future Employer Matching Contributions for the Plan Year following the Plan Year for which the Employer made the Employer Matching Contribution, or (b) the Employer may make an Employer contribution which it elects to have treated as a Section 401(m) Contribution and allocated only to those Participants who are Non-Highly Compensated Employees employed on the last day of the Plan Year. If the Employer makes an Employer Contribution that it elects to have treated as a Section 401(m) Contribution, the Contribution shall be in an amount necessary to satisfy the Actual Contribution Percentage test, and shall be fully vested at all times. Any Employer Contribution treated as a Section 401(m) Contribution shall be allocated, at the Employer's option, either (i) to each Non-highly Compensated Employee Participant in the same ratio that the Non-highly Compensated Employee Participant's Salary Deferral Contributions for the Plan Year bear to the total Salary Deferral Contributions for the Plan Year of all Non-Highly Compensated Employee Participants; or (ii) only to such Non-highly Compensated Employee Participants, and in such amounts, as shall be necessary to satisfy the Actual Contribution Percentage Test. If the Employer chooses to allocate the Employer Contribution treated as a Section 401(m) Contribution in accordance with the second option in the immediately preceding sentence, the allocation will first be made to the Non-highly Compensated Employee Participant who had the lowest Considered Compensation until his allocation equals the limitations of Section
5.4 of the Plan and proceeding to the next Participant with the next to the lowest in Considered Compensation in a similar manner and repeating the process until all the Section 401(m) Contributions have been allocated. Any distributions of the Excess 401(m) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(m) Contributions attributable to each of them. Forfeitures of Excess 401(m) Contributions may not be allocated to Participants whose contributions are reduced under this Section.


          The Actual Contribution Percentage shall be calculated, and the provisions of this Section applied, separately for each Employer which constitutes a separate controlled group or affiliated service group.


          4.8 SPECIAL ACTUAL CONTRIBUTION PERCENTAGE RULES FOR FAMILY MEMBERS. If a Participant is a Highly Compensated Employee and a Family Member, the combined Actual Contribution Ratio for the family group (which is treated as one Highly Compensated Employee) must be determined by combining the Section 401(m) Contributions and Annual Compensation of all the eligible Family Members. If an Employee is required to be aggregated as a member of more than one family group in the Plan, all eligible Employees who are members of those family groups that include that Employee are aggregated as one family group. The correction of Excess 401(m) Contributions of a Highly Compensated Employee whose Actual Contribution Ratio is determined under the family aggregation rules is accomplished by reducing the Actual Contribution Ratio and allocating the Excess 401(m) Contributions for the family group among the Family Members in proportion to the Section 401(m) Contributions of each Family Member that is combined to determine the Actual Contribution Ratio. The family aggregation rules do not apply to Non-Highly Compensated Employees.

          4.9 DISTRIBUTIONS OF INCOME ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS AND EXCESS 401(M) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the

Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(k) Contributions by a fraction. The numerator of the fraction is the amount of Excess 401(k) Contributions made on behalf of the Participant for the Plan Year. The denominator of the fraction is the Participant's total Account balance attributable to Section 401(k) Contributions as of the beginning of the Plan Year plus the Participant's Section 401(k) Contributions for the Plan Year. The income allocable to Excess 401(m) Contributions for a Plan Year shall be determined by multiplying the income for the Plan Year allocable to Section 401(m) Contributions by a fraction. The numerator of the fraction is the amount of Excess 401(m) Contributions made on behalf of the Participant for the Plan Year. The denominator of the fraction is the Participant's total Account balance attributable to Section 401(m) Contributions as of the beginning of the Plan Year plus the Participant's
Section 401(m) Contributions for the Plan Year.


          4.10 ADDITIONAL REQUIRED TEST IF ALTERNATIVE COMPLIANCE IS USED. If the second alternative permitted in Sections 4.5 and 4.7 is used for both the Actual Deferral Percentage test and the Actual Contribution Percentage test the following additional limitation on Salary Deferral Contributions shall apply. The Actual Deferral Percentage plus the Actual Contribution Percentage of the eligible Highly Compensated Employees cannot exceed the greater of (a) or (b) where:

          (a) is the sum of:

              (i) 1.25 times the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible Non-Highly Compensated Employees, and

              (ii) the lesser of (x) two percentage points plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible Non-Highly Compensated Employees or (y) two times the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of eligible Non-Highly Compensated Employees; and

         (b) is the sum of:

              (i) 1.25 times the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible Non-Highly Compensated Employees, and

              (ii) the lesser of (x) two percentage points plus the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the eligible Non-Highly Compensated Employees or (y) two times the greater of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of eligible Non-Highly Compensated Employees.


          If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year the Actual Deferral Percentage of the eligible Highly Compensated Employees must be reduced by distributions of Salary Deferral Contributions made in the manner described for Excess 401(k) Contributions in Regulation Section 1.401(k)-l(f)(2). These distributions will be in addition to and not in lieu of distributions required for Excess 401(k) Contributions and Excess 401(m) Contributions.


          4.11 SALARY DEFERRAL CONTRIBUTIONS, EMPLOYER MATCHING CONTRIBUTIONS AND EMPLOYER DISCRETIONARY CONTRIBUTIONS. The Salary Deferral Contributions are to be paid to the Trustee in installments. The installment for each payroll period is normally paid as of the end of the payroll period and shall be paid as soon as administratively feasible but in any event not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year which ends with or next follows the end of the Plan Year for which the Contribution is to be made, and shall be in an amount equal to the amount by which all Participants' Considered Compensation was reduced for the period. The Employer Matching Contributions and Employer Discretionary Contributions for a Plan Year must be paid into the Trust Fund in one or more installments not later than the time prescribed by law for filing the Employer's federal income tax return (including extensions) for its taxable year for which it is to take the deduction. If the Employer Matching Contributions and Employer Discretionary Contributions are paid after the last day of the Employer's taxable year but prior to the date it files its tax return (including extensions), it shall be treated as being received by the Trustee on the last day of the taxable year if (a) the Employer notifies the Trustee in writing that the payment is being made for that taxable year or (b) the Employer claims the Contribution as a deduction on its federal income tax return for the taxable year.


          Effective April 1, 1994, Employer Matching Contributions in a Plan Year shall be contributed in an amount equal to the fair market value of the Common Stock to which Participants are entitled as of the last day of such Plan Year.


          4.12 RETURN OF CONTRIBUTIONS FOR MISTAKE, DISQUALIFICATION OR DISALLOWANCE OF DEDUCTION. Subject to the limitations of Section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries and the reasonable expenses of administering the Plan except:

          (a) any Contribution made because of a mistake of fact shall be repaid to the Employer within one year after the payment of the Contribution;

          (b) any Contribution conditioned upon the Plan's initial qualification under Section 401 of the Code or the initial qualification of an Employer's adoption of the Plan, if later, shall be repaid to the Employer within one year after the date of denial of the initial qualification of the Plan or of its adoption by the Employer; and

          (c) any and all Employer Contributions are conditioned upon their deductibility under Section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions shall be repaid to the Employer within one year after the disallowance.


          The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust Fund except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce the amount that may be repaid. All repayments of mistaken Contributions or Contributions which are disallowed are limited so that the balance in a Participant's Account cannot be reduced to less than the balance that would have been in the Participant's Account had the mistaken amount or the amount disallowed never been contributed.

                                   ARTICLE 5

                                 PARTICIPATION


          5.1 ALLOCATION OF ROLLOVER CONTRIBUTIONS AND SALARY DEFERRAL CONTRIBUTIONS. If Rollover Contributions are permitted, the Committee shall allocate each Participants Rollover Contribution to his Rollover Account as of the date it is contributed. The Committee shall allocate the Salary Deferral Contributions made on behalf of each Participant to his Salary Deferral Account as of the date they are contributed.

          5.2 ALLOCATION OF EMPLOYER CONTRIBUTIONS. As of the end of each Plan Year, the Committee shall:

          (a) allocate an Employer Contribution, if any, which is required to restore the nonvested portion of the Employer Accounts of Participants who had previously forfeited that nonvested portion on the date they terminated employment but who qualified for the restoration of that amount during the Plan Year;

          (b) allocate an Employer Contribution, if any, which is required to restore the Accounts of those Participants whose distributions were forfeited because of the Committee's inability to contact the Participants previously but who have filed a claim for their Accounts during the Plan Year;

          (c) allocate an Employer Contribution, if any, which is necessary to fulfill the Top-Heavy Plan requirements found in Article 8 if the Plan is determined to be a Top-Heavy Plan;

          (d) allocate the Employer Matching Contribution made on behalf of each Participant to his Employer Matching Account in the same manner in which the Employer Matching Contribution was made, as set forth in
              Section 4.3 of the Plan;

          (e) allocate the Employer Discretionary Contribution, if any, among the Participants who are eligible to share in such Contribution, as set forth in Section 4.3 of the Plan, based upon each Participant's Considered Compensation paid by the Employer as compared to the Considered Compensation of all Participants employed by the Employer or Affiliated Employer and eligible for the allocation.


          If a Participant has been Transferred during the Plan Year, the Participant shall be entitled to have allocated to him a portion of the Employer Matching Contribution based upon his Salary Deferral Contributions made while he was an Employee of each Employer and the Employer Discretionary Contribution based upon his Considered Compensation for the Plan Year earned from all of the Employers for which an Employer Discretionary Contribution was made.


          5.3 FORFEITURE ON TERMINATION OF PARTICIPATION. If as a result of terminating his participation in the Plan a former Participant receives a distribution of his entire vested interest in his Accounts, the nonvested amount in his Accounts is Immediately forfeited. However, if the Participant is reemployed, all of his Accounts containing Employer Contributions (unadjusted for subsequent gains or losses) shall be restored if he repays to the Trustee that portion of the distribution which was derived from Employer Contributions before the earlier of five years after the first date on which the Participant is subsequently re-employed by an Employer or the close of the first period of five consecutive one year Periods of Severance commencing after the distribution.


          If a former Participant who has a vested interest in his Accounts containing Employer Contributions received no distribution as a result of his termination of participation in the Plan, the nonvested amount in his Account is forfeited after the Participant incurs five consecutive one year Periods of Severance. A Participant who received no distribution of Employer Contributions because he had no vested interest shall be treated as if he received a distribution of his entire vested interest and as if his entire vested interest was less than $3,500.00. A distribution shall be treated as if it were made as a result of termination of participation in the Plan if it is made not later than the end of the second Plan Year following the Plan Year in which the Participant's termination occurs.


          At the time a forfeiture occurs, the amount forfeited shall first be used to reinstate any Account required to be reinstated under this Section and any remaining amount shall be used to reduce the type of Employer Contribution (e.g. Employer Matching Contributions and/or Employer Discretionary Contributions) which are made in the Plan Year in which the forfeiture occurs. If a forfeiture relates to a type of Employer Contribution not made in a particular Plan Year, the forfeiture shall be used to reduce other Employer Contributions for the Plan Year in which the forfeiture occurred as determined by the Committee in its sole discretion.


          5.4 LIMITATION ON ALLOCATION. Under no circumstances shall the Annual Additions to an individual Participant's Account in any Plan Year exceed the lesser of (a) $30,000.00 or, if greater, 25% of the dollar limitation in effect under Section

415(b)(1)(A) of the Code, or (b) 25% of the Annual Compensation paid or made available to the Participant.


          If the Employer maintains a Defined Benefit Plan in which the Participant participates, the sum of the following described defined benefit fraction and defined contribution fraction for the Plan Year cannot exceed one. The defined benefit fraction to be used is a fraction, in which the numerator is the Participant's projected annual benefit under the plan computed as of the end of the Plan Year and in which the denominator is the lesser of: (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for that Plan Year or (b) the product of 1.40 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for the Plan Year. The defined contribution fraction to be used is a fraction in which the numerator is the sum of the Annual Additions to the Participant's Account determined for the Plan Year and for each prior Plan Year and in which the denominator is the sum of the lesser of the following amounts determined for the Plan Year and for each prior Plan Year that the Participant was employed by the Employer: (a) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for that Plan Year, determined without regard to Code Section 415(c)(6), and (b) the product of 1.40 multiplied by the amount which can be taken into account under Section 415(c)(1)(B) of the Code with respect to the Participant for the Plan Year. If the sum of the two fractions exceeds one, the Participant's projected annual benefit under the Defined Benefit Plan shall be reduced until the sum equals one.


          The limitation year for Section 415 shall be the Plan Year unless the Employer affirmatively, by resolution, designates another limitation year. In that event, the different limitation year shall be used instead of the Plan Year in applying the tests.


          In order to compute the defined benefit fraction and the defined contribution fraction, all Defined Contribution Plans (whether terminated or not) of the Employer shall be treated as one Defined Contribution Plan and all Defined Benefit Plans (whether terminated or not) of the Employer shall be treated as one Defined Benefit Plan.


          If the Employer has Affiliated Employers, the Employer and all Affiliated Employers shall be considered a single employer in applying the limitations described in this Section.


          No Employee or Employer Contributions shall be made to this Plan which cannot be allocated to the Accounts of Participants without exceeding the limits of Section 415 of the Code.


          If, despite this prohibition, an amount in excess of the limits of
Section 415 of the Code is held or contributed as a result of the allocation of forfeitures, reasonable error in estimating a Participant's Annual Compensation, reasonable error in calculating the maximum Salary Deferral Contribution that may be made with respect to a Participant under section 415 of the Code or because of other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the excess shall be reduced as follows:

          (a) first, all Salary Deferral Contributions in excess of the limits of Section 415 of the Code shall be returned to the Participant;

          (b) second, if the Participant is still employed by the Employer at the end of the Plan Year, any remaining excess funds shall be placed in an unallocated suspense account to be applied to reduce future Employer Contributions for that Participant for as many Plan Years as are necessary to exhaust the suspense account in keeping with the amounts which would otherwise be allocated to that Participant's Account; and

          (c) third, if the Participant is not employed by the Employer at the end of the Plan Year, the remaining excess funds shall be placed in an unallocated suspense account to reduce future Employer Contributions for all remaining Participants for as many Plan Years as are necessary to exhaust the suspense account.


          If the Plan terminates prior to the exhaustion of the suspense account, the remaining amount shall revert to the Employer.

                                   ARTICLE 6

                                  INVESTMENTS


          6.1 MANNER OF INVESTMENT. All contributions made to the Accounts of Participants shall be held for investment by the Trustee. The Accounts of Participants shall be invested and reinvested only in eligible investments selected by the Sponsor.


          The Committee may (a) maintain commingled and/or separate Trusts for all or a portion of Employee After-Tax Contributions, Salary Deferral Contributions, Employer Matching Contributions, Employer Discretionary Contributions, and/or Rollover Contributions for some or all Participants, (b) establish separate investment funds which may be elected by some or all Participants for all or a portion of their Employee After-Tax Contributions, Salary Deferral Contributions, Employer Matching Contributions, Employer Discretionary Contributions, and/or Rollover Contributions, (c) permit some or all individual Participants to elect their own investments for all or a portion of their Employee After-Tax Contributions, Salary Deferral Contributions, Employer Matching Contributions, Employer Discretionary Contributions, and/or Rollover Contributions, or (d) permit a combination of (a), (b) and (c), from time to time. Once the Committee has selected or changed the mode of investments, it shall establish rules pertaining to its administration, including but not limited to: selection of forms, rules for making selections effective, establishing the frequency of permitted changes, the minimum percentage in any investment, and all other necessary or appropriate regulations.


          The Committee may direct the Trustee to hold funds in cash or near money awaiting investment or to sell assets and hold the proceeds in cash or near money awaiting reinvestment when establishing, using or changing investment modes. For this purpose the funds may be held in cash or invested in short-term investments such as certificates of deposit, U.S. Treasury bills, savings accounts, commercial paper, demand notes, money market funds, any common, pooled or collective funds which the Trustee or any other corporation may now have or in the future may adopt for short-term investments and any other similar assets which may be offered by the federal government, national or state banks (whether or not serving as Trustee), trust company or any savings and loan association.

          6.2 INVESTMENT DECISIONS. Investments shall be directed by the Sponsor, or by each Participant, as determined by the Sponsor.

          (a) Effective October 15, 1992, and except as otherwise provided in
              Section 6.2(d) hereof, with respect to the Employee After-Tax Contribution Account, the Salary Deferral Contribution Account, the Employer Matching Contribution Account, the Profit Sharing Plan Account, the Rollover Account, and the Employer Discretionary Contribution

          Account, if any, each Participant shall direct the investment and reinvestment of such Participant's Account among the following Fidelity funds: Retirement Money Market (Government), U.S. Bond Index, Asset Manager, U.S. Equity Index, and Magellan Fund. The Participant shall file initial investment instructions with the Committee on such forms as the Committee may provide, selecting the funds in which amounts credited to such Participant's Account will be invested.

          (i) Only authorized Plan contacts and the Participant shall have access to the Participant's Account. While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent required by a Qualified Domestic Relations Order, an Alternate Payee shall make investment decisions with respect to an Account as though such Alternate Payee were the Participant.

          (ii) If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, the Trustee shall promptly notify the Committee and the Committee shall take steps to elicit instructions from the Participants. The Trustee shall credit any such contribution to the Participant's Account and such amount shall be invested 80% in the Retirement Money Market fund and 20% in the U.S. Equity Index fund until investment instructions have been received by the Trustee.

     (b) Effective October 15, 1992, all dividends, interest, gains and distributions of any nature received in respect of shares in Fidelity funds shall be reinvested in additional shares of that Fidelity fund.

     (c) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

     (d) Notwithstanding anything in this Article to the contrary, the Profit Sharing Plan Account shall not be self-directed by Participants to the extent that it is invested by the Trustee in certain guaranteed annuity contracts identified on Schedule G to the trust agreement between the Sponsor and Fidelity Management Trust Company dated October 15, 1992.


          6.3 PARTICIPANT DIRECTIONS TO TRUSTEES. Effective October 15, 1992 all initial investment instructions filed by Participants with the Committee pursuant to the provisions of Section 6.2 shall be promptly transmitted by the Committee to the Trustee. A Participant shall transmit subsequent investment instructions directly to the Trustee by means of the telephone exchange system maintained by the Trustee for such purposes (with the option to receive confirmation in writing). A Participant is permitted to change his or her investment at least once in every three-month period, and to the extent not inconsistent with such right to make quarterly investment changes, may make up to twenty (20) changes in a full Plan Year. The Trustee shall have no duty to inquire into the investment decisions of a Participant or to advise him regarding the purchase, retention or sale of assets credited to his Account.


          6.4 INVESTMENT OF EMPLOYER MATCHING CONTRIBUTIONS. Effective April 1, 1994, Employer Matching Contributions shall be invested entirely in the Common Stock fund. The Common Stock fund, including earnings thereof, shall be invested in Common Stock purchased by the Trustee at prevailing market prices directly from the Sponsor if the Sponsor makes either treasury shares or authorized but unissued shares available for sale to the Trustee. Otherwise, the Trustee shall purchase Common Stock at prevailing market prices in the open market or in privately negotiated transactions. Under no circumstances, however, may the Trustee pay any commission in connection with the acquisition of such Common Stock, nor may the Trustee pay more than "adequate consideration" for such Common Stock, as such term is defined in Section 3(18) of ERISA and in the Regulations promulgated thereunder. Funds in the Common Stock fund shall not be commingled with funds in other investment funds.


          6.5 VOTING RIGHTS. The Trustee shall exercise all voting rights pertaining to each Participant's pro rata share of Common Stock held in the Common Stock fund in accordance with written directions, if any, given by such Participant prior to the date fixed for such exercise. The Trustee shall vote the shares as to which no directions are given in the same proportions as it votes the shares as to which it has received such direction. The Sponsor or Committee shall appoint an independent third-party ("Agent") for the purpose of confidentially soliciting, receiving and transmitting to the Trustee the instructions from Participants. The Agent shall transmit such instructions solely to the Trustee. Neither the Trustee nor the Agent shall disclose such instructions to the Sponsor or to the Committee.


          A Participant may direct the Trustee in writing, through the Agent, as to how to respond to a tender or exchange offer for any or all whole shares of Common Stock attributable to his Account as of the Valuation Date preceding, or coincident with, the offer. A Participant's instructions hereunder shall be confidential and shall not be disclosed to the Sponsor or the Committee. The Committee shall timely notify each Participant of the pendency of such offer, and timely distribute or cause to be distributed to each such Participant such information as will be distributed to stockholders of the Sponsor in connection with any such tender or exchange offer. The Committee shall engage the Agent to confidentially solicit, receive and transmit to the Trustee the instructions from Participants. The Agent shall transmit such instructions solely to the Trustee and shall not disclose such instructions to the Sponsor or to the Committee. Upon receipt of such instructions, the Trustee shall tender such shares of Common Stock as and to the extent so instructed. If the Trustee shall not receive instructions from any Participant with respect to shares of Common Stock attributable to such Participant's Account, or shall receive instructions from such Participant not to tender or exchange such shares, the Trustee shall have no discretion in such matter and shall take no action with respect thereto. Any securities received by the Trustee as a result of a tender of shares of Common Stock shall be held, and any cash so received, shall be invested in short-term investments for the Account of the Participant with respect to whom shares were tendered pending any reinvestment by the Trustee consistent with the purposes of the Plan and the mandates of this Article.


          6.6 VALUATION OF TRUST FUND. The Trustee shall value the Trust Fund on its Valuation Date at its then fair market value, but without regard to any Contributions made to the Plan after the preceding Valuation Date, shall determine the amount of income earned or losses suffered by the Trust Fund and shall determine the appreciation or depreciation of the Trust Fund since the preceding Valuation Date. The Committee shall separate the Trust Fund into the various investment funds or accounts in which it is held, if more than one, and shall then allocate as of the Valuation Date the income earned and losses suffered and the appreciation or depreciation in the assets of the Trust Fund for the period since the last preceding Valuation Date. The allocation shall be among the Participants and former Participants who have undistributed Account balances based upon their Account balances in each of the various investment funds or accounts, if more than one, as of the last Valuation Date reduced, as appropriate, by amounts used from the investment fund or account or Trust to make a withdrawal or distribution or any other transaction which is properly chargeable to the Participant's Account during the period since the last Valuation Date. The Committee, by resolution, may elect in lieu of the allocation method described above to use a unit allocation method, a separate account method or any other equitable method if it announces the method of allocation to the Participants prior to the beginning of the period during which it is first used.


          6.7 INTERIM VALUATION OF TRUST FUND. If at any time in the interval between Valuation Dates, one or more withdrawals or one or more distributions are to be made and the Committee determines that an interim allocation is necessary to prevent discrimination against those Participants and former Participants who are not receiving funds, the Trustee is to perform a valuation of a portion or all of the Trust Fund as of a date selected by the Committee which is administratively practical and near the date of withdrawals or distributions in the same manner as it would if it were a scheduled Valuation Date. That date may be before or after any particular distribution or withdrawal. The Committee shall then allocate as of that date any income or loss and any appreciation or depreciation to the various Accounts of each of the Participants in the same manner as it would if it were a scheduled Valuation Date. Then without regard to the language in Section 6.1, all withdrawals or distributions made after that date and prior to the next Valuation Date, even though the event causing it occurred earlier, shall be based upon the Accounts as adjusted by the interim valuation.


          6.8 RIGHTS OF PARTICIPANTS IN TRUST FUND. No allocation, adjustment, credit or transfer shall ever vest in any Participant any right, title or interest in the Trust Fund except at the times and upon the terms and conditions specified in this Plan. The Trust Fund shall, as to all Accounts of all Participants, be a commingled fund.

          6.9 LOANS TO PARTICIPANTS. Effective June 1, 1994, loans from the Plan shall be made available to Participants on the following terms:


          (a) ELIGIBILITY AND LOAN APPROVAL - Each Participant shall be eligible to receive a loan under the Plan from such Participant's Salary Deferral Account only in accordance with these rules and to the extent permitted by applicable law without any required period of prior participation in the Plan. Each such Participant shall be required to provide to the Committee such information and to execute such documents and other instruments as may be reasonably requested by the Committee in connection with approving a loan to the Participant. The Committee shall determine, in its sole discretion and in accordance with applicable law, whether the application for a loan is to be approved. In making its determination, the Committee may consider the applicant's creditworthiness and financial need. All applications for loans shall be evaluated in a uniform and nondiscriminatory manner. All references to Participants in this Section 6.9 shall be deemed to include individuals who are not Participants but who are parties-in-interest with respect to the Plan within the meaning of Section 3(14) of ERISA.


          (b) PRINCIPAL AMOUNT OF THE LOAN - The amount of any loan granted to a Participant, together with the aggregate outstanding balance (determined as of the date the loan is made) of all previous loans to the Participant under the Plan may not exceed the lesser of:

             (i) $50,000, reduced by the excess (if any) of:

                    (1) the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan was made, over

                    (2) the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

             (ii) 50% of his vested Accounts.


          For purposes of this subsection, valuation of the Participant's Account shall be made as of the Valuation Date which first occurs no less than thirty (30) days after submission of a loan request. For purposes of determining the maximum amount of a loan, all plans of the Employer and Affiliated Employers shall be treated as one plan.


          Notwithstanding anything above to the contrary, (i) no loan shall be made in a principal amount of less than $1000 and the principal amount must be in increments of $100 and (ii) the Committee may require reduction of the principal amount of any loan if repayment of the loan would require reduction of the Participant's payroll by more than 15%.


          (c) INTEREST - Interest shall be charged on a loan based at a rate of two (2) point above the Prime Commercial Lending Rate in force in the community on the date of the loan.


          (d) TERM OF THE LOAN - The term of the loan shall be fixed by the Committee at the time the loan is made and shall not be extended. All loans shall be for a minimum term of one year and must be in one-year increments. A "non-residence loan" must be repaid within a maximum of five years and a "residence loan" must be repaid within a maximum of fifteen years. A loan is a "residence loan" if it is to be used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the borrowing Participant. All other loans are non-residence loans. Regardless of its original maturity, a "residence" loan shall be repaid when the residence to which it relates is no longer the principal residence of the Participant. Under no circumstances will a Participant be permitted to have more than one loan outstanding at any time.


          A Participant may repay all (but not part) of any loan without penalty by payment of the outstanding principal amount thereof, plus unpaid accrued interest to the date of repayment.


          Regardless of its original maturity, the outstanding principal amount of any loan, and accrued interest thereon, shall become immediately due and payable as of the date a Participant's employment terminates for any reason whatsoever.


          (e) LOAN REPAYMENT AND SECURITY - All loans shall be repaid in substantially equal installments consisting of level payments of principal and interest at least quarterly. Loans shall be repaid by payroll deduction under a fixed schedule which provides amortization of principal and interest in level installments over the term of the loan. Such installments shall be appropriately adjusted in the event of a change in payroll frequency but shall not otherwise be modified while the loan is outstanding. Loan repayments other than by payroll deduction will not be permitted unless payment of the loan is due in full. Loan repayments other than by payroll deduction will also be permitted by a Participant on an unpaid leave of absence and by a Participant who elects to prepay his loan in full.


          Withholding of loan repayments from a Participant's payroll will commence in the first payroll of the third month following the date the loan was made.


          As security for repayment of each loan made to a Participant, such Participant must pledge that portion of his vested Accounts equal to the lesser of (i) fifty percent (50%) of such vested Accounts or (ii) the outstanding loan balance, and such other collateral as may from time to time be required by controlling law or regulation. In the event a Participant defaults on his obligation to repay his loan, the Trustee may foreclose on such security to the extent such Participant would be entitled to withdraw the amount foreclosed. Upon termination of the Participant's employment with an Employer, the value of the distributable portion of a Participant's Accounts shall be reduced by the amount of any unpaid principal balance of the loan plus interest accrued to the date of termination; provided, however, that a Participant who has elected to defer distribution of his Plan benefit until any time up to his normal Retirement Age may repay the loan from other sources provided such repayment is effected no later than thirty (30) days after the date of termination of his employment or such longer period as the Committee may determine to be appropriate in its sole discretion.


          Each loan shall be evidenced by a promissory note executed by the Participant or Beneficiary payable to the Trustee in such form as may be specified by the Committee.


          (f) EFFECT OF LOAN REPAYMENTS - The right to receive loan repayments, including interest thereon, shall be considered an asset of the Plan and all loan repayments of principal and interest shall be credited to the Participant's respective Salary Deferral Contribution Accounts from which the loan was made in the same ratio that such Salary Deferral Contribution Accounts were reduced when the loan was made. Amounts credited to such Salary Deferral Contribution Accounts shall be considered a restoration of contributions to such Salary Deferral Contribution Accounts until the amount by which the Salary Deferral Contribution Account value was reduced when the loan was made is recovered and thereafter shall be treated as earnings in such Salary Deferral Contribution. Accounts.


          (g) EXPENSES - Outstanding loans shall share in Plan expenses in a manner determined by the Committee.

          (h) PROCEDURES - The Committee shall apply these rules on a uniform and non-discriminatory basis.

                                    ARTICLE 7

                                    BENEFITS


          7.1 VALUATION OF ACCOUNTS FOR WITHDRAWALS AND DISTRIBUTIONS. For the purpose of making a distribution or withdrawal, a Participant's Accounts shall be his Accounts as valued as of the Valuation Date which is coincident with or next preceding the event which caused the distribution or withdrawal, adjusted only for Contributions, distributions and withdrawals, if any, made between the Valuation Date and that event.


          7.2 DEATH BENEFIT. If a Participant or retired Participant dies, the death benefit payable to the Participant's spouse or designated Beneficiary or Beneficiaries shall be 100% of the remaining amount in all of his Accounts as of the day he dies.


          7.3 RETIREMENT BENEFIT. A Participant may retire on the first day of any month after he attains his early Retirement Age or normal Retirement Age. If a Participant retires, he is entitled to receive 100% of all of his Accounts as of the day he retires.


          7.4 DISABILITY BENEFIT. If a Participant's employment with an Employer is terminated and the Committee determines he is suffering from a Disability, he is entitled to receive 100% of all of his Accounts as of the day he terminated because of his Disability.

          7.5 SEVERANCE BENEFIT. If a Participant severs employment with the Employer and all Affiliated. Employers for any reason other than death, retirement or Disability, he is entitled to receive (a) 100% of all of his Accounts, except his Employer Matching Contribution Account, Profit Sharing Plan Account and Employer Discretionary Contribution Account, if any, and (b) that percentage of his Employer Matching Contribution Account, Profit Sharing Plan Account and Employer Discretionary Contribution Account, if any, as shown in the vesting schedule below, as of the day he severs employment.



                                                                    Percentage of Amount
                                                               Invested In Accounts Containing
Completed Full Years of Active Service                            Employer Contributions
--------------------------------------                         -------------------------------
Less than three years ......................................                 0%
Three years but less than four years .......................                20%
Four years but less than five years ........................                40%
Five years but less than six years .........................                60%
Six years but less than seven years ........................                80%
Seven years or more ........................................               100%

          The following vesting schedule shall be effective with respect to Employer Matching Contributions for any Participant who has completed an Hour of Employment on or after April 1, 1994:


                                                                 Percentage of Amount
                                                                  Invested in Employer
Completed Full Years of Active Service                        Matching Contribution Account
--------------------------------------                        -----------------------------
Less than one year .........................................                  0%
One year but less than two years ...........................             33 1/3%
Two years but less than three years ........................             66 2/3%
Three years or more ........................................                100%


          7.6 DISMISSAL FOR CAUSE OR EMPLOYMENT WITH COMPETITOR. The following shall be effective April 1, 1994 for a Participant's Accounts attributable to Contributions made on or after that date:

         (a) Generally - Notwithstanding anything in this Article to the contrary, if a Participant is dismissed for cause, as defined in subsection (b) hereof, or if he is impermissibly employed by a competitor, as defined in subsection (c) hereof, payment of the Participant's Accounts under the Plan shall commence no earlier than sixty (60) days after the close of the Plan Year in which the latest of the following events occur:

              (i)   the Participant attains age 65;

              (ii) the Participant has completed at least ten (10) years of Active Service after becoming a Participant of the Plan; or

              (iii) the Participant terminates his employment with the Employer or any Affiliated Employer.

              In addition, a Participant who has met the Plan participation requirement in order to satisfy the provisions for an early retirement benefit, if any, shall be entitled to commencement of his benefits not later than the date upon which he satisfies the age requirement for such benefit (as provided under section 1.49), despite the fact that he may have terminated his employment prior to the attainment of such age requirement.

         (b) Dismissal for Cause - For purposes of this Section, a Participant shall be deemed to be dismissed for cause if he is dismissed by an Employer because of:

              (i) passing on customer information or trade secrets to a competitor;

              (ii)  commission of fraud, embezzlement, or other form of theft;

              (iii) conviction of a felony.

         (c) Employment by a Competitor - A Participant shall be deemed to have been impermissibly employed by a competitor, if, within a period of twelve (12) months after his voluntary or involuntary termination of employment with any Employer he shall enter into competition with, or become employed by any other employer in a capacity which is in competition with, any Employer.


          7.7 DISTRIBUTIONS TO DIVORCED SPOUSE. If the Committee determines that a judgment, decree or order relating to child support, alimony payments or marital property rights of the spouse, former spouse, child or other dependent of the Participant is a Qualified Domestic Relations Order or is a domestic relations order entered before January 1, 1985, the Committee may direct the Trustee to distribute the awarded property to the person named in the award but only in the manner permitted under this Plan. To be a Qualified Domestic Relations Order, the order must clearly specify: (a) the name and last known mailing address of the Participant and each Alternate Payee under the order, (b) the amount or percentage of the Participant's benefits to be paid from the Plan to each Alternate Payee or the manner in which the amount or percentage can be determined, (c) the number of payments or periods for which the order applies,
(d) the plan to which the order applies, and (e) all other requirements set forth in Section 414(p) of the Code. If a distribution is made at a time when the Participant is not fully vested, a separate subaccount shall be created for the remaining portion of each Account which was not fully vested. That subaccount shall then remain frozen: that is, no further contributions of any form and no forfeitures shall be allocated to the subaccount; however, it shall receive its proportionate share of trust appreciation or depreciation and income earned on or losses incurred by the Trust Fund. To determine the Participant's vested interest in each subaccount at any future time, the Committee shall add back to the subaccount at that time the amount that was previously distributed under the Qualified Domestic Relations Order, shall multiply the reconstituted subaccount by the vesting percentage, and shall then subtract the amount that was previously distributed. The remaining amount is the Participant's vested interest in the subaccount at that time.

          7.8 WITHDRAWALS. Only the following withdrawals may be made during employment and all withdrawals are subject to any rules promulgated by the Committee, in a nondiscriminatory fashion, regarding the timing, frequency and amounts of withdrawals:

              (a) A Participant is entitled to receive a withdrawal from his Employee After-Tax Contribution Account after giving written notice as required by the Committee. The withdrawal cannot be more than the balance of the Account. Each withdrawal of Employee After-Tax Contributions contributed after December 31, 1986 shall include a pro rata share of income earned on those Contributions. Therefore, withdrawals shall be treated as first made from pre-1987 contributions until they are exhausted.

              (b) After a Participant has made a withdrawal of the entire amount in his Employee After-Tax Contribution Account, a Participant is entitled to receive a withdrawal from his Rollover Account after giving written notice as required by the Committee. Rollover Contributions may not be withdrawn until two years after contribution of such amounts.

              (c) After a Participant has made a withdrawal of the entire amounts available under subparagraphs (a) and (b) above, a Participant may withdraw, after giving written notice as required by the Committee, the vested portion, first, of his Profit Sharing Plan Account and then, of his Employer Discretionary Contribution Account. Such withdrawals must be on account of an immediate and heavy financial need
                    (as defined in subparagraph (d) below) incurred by the Participant and the Committee's determination that the withdrawal is necessary to alleviate that hardship.

              (d) A Participant is entitled, after giving written notice as required by the Committee, to receive a withdrawal from his Salary Deferral Contribution Account (exclusive of income earned after December 31, 1988) in the event of an immediate and heavy financial need incurred by the Participant and the Committee's determination that the withdrawal is necessary to alleviate that hardship.

                    A distribution shall be made on account of financial hardship only if the distribution is for: (i) Expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code,
                    (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents (as defined in Section 152 of the Code), (iv) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or
                    (v) any other event added to this list by the Commissioner of Internal Revenue.

                    A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Participant and the Participant must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer. The amount of a Participant's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

                    The Participant's hardship distribution shall terminate his right to have the Employer make any Salary Deferral Contributions on his behalf until the next time Salary Deferral Contributions are permitted after the lapse of 12 months following the hardship distribution and his timely filing of a written request to resume his Salary Deferral Contributions. Even then, if the Participant resumes Salary Deferral Contributions in his next taxable year he cannot have the Employer make any Salary Deferral Contributions in excess of the limit in Section 402(g) of the Code for that taxable year reduced by the amount of Salary Deferral Contributions made by the Employer on the Participant's behalf during the taxable year of the Participant in which he received the hardship distribution.

                    In addition, for 12 months after he receives a hardship distribution from this Plan the Participant is prohibited from making elective contributions and employee contributions to all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and Code
                    Section 401(k) cash or deferred arrangements that are part of cafeteria plans described in Section 125 of the Code. However, the Participant is not prohibited from making mandatory employee contributions to a Defined Benefit Plan, or contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of Section 125 of the Code.


          7.9 FORFEITURE BY LOST PARTICIPANTS OR BENEFICIARIES; ESCHEAT. It shall be the sole duty and responsibility of a Participant or Beneficiary to keep the Trustee apprised of his whereabouts and of his most current mailing address. In the event that a Participant or Beneficiary who shall have become entitled to a distribution of his Account cannot be located, the Trustee shall apply to the Internal Revenue Service or to the Social Security Administration for assistance in locating the Participant or Beneficiary. If the Participant or Beneficiary can still not be located after such effort by the Committee, he shall forfeit his Account balance as of the last day of the Plan Year following his date of termination of employment. Such forfeiture shall be applied to reduce the required Contribution of the Employer that employed the Participant for the Plan Year in which the forfeiture arose. However, if at any time prior to the termination of this Plan and the complete distribution of the Trust Fund, the former Participant or Beneficiary files a claim with the Committee for the forfeited benefit, that benefit shall be reinstated (without adjustment for Trust income or losses during the forfeited period) effective as of the date of the receipt of the claim. As soon as appropriate following the Employer's Contribution of the reinstated amount, it shall be paid to the former Participant or Beneficiary in a single sum. If the Plan is joined as a party to any escheat proceeding involving a forfeited amount, the Plan shall comply with the final judgment and shall treat the judgment as if it were a claim filed by the former Participant or Beneficiary and shall pay in accordance with that judgment.


          7.10 CLAIMS PROCEDURE. When a benefit is due, the Participant or Beneficiary should submit his claim to the person or office designated by the Committee to receive claims. Under normal circumstances, a final decision shall be made as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90 day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for the denial, the Plan provisions upon which the denial is based, the steps that must be taken to perfect the claim and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.


          If a Participant's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application may include any comment or argument the claimant wants to make. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee may schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review.


          The request for review must be filed within 60 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for their action and the Plan provisions on which their decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.


          7.11 TIMING AND FORM OF ALL DISTRIBUTIONS. Distributions shall be made only in cash unless an asset held in the Trust cannot be sold by distribution date or can only be sold at less than its appraised value, in which event part or all of the distribution may be made in kind. Distributions shall be made in a lump sum payment or, effective January 1, 1993, as a Direct Rollover, if the Distributee elects, at the time and in the manner prescribed by the Committee, to have any portion or all of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan named by the Distributee. Effective January 1, 1993, if a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Regulations is given provided that:

              (a) the Sponsor clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

              (b) the Participant, after receiving the notice, affirmatively elects a distribution.


          Any benefit held for distribution past one or more Valuation Dates shall continue to share in the appreciation or depreciation of the Trust Fund and in the income earned or losses incurred by the Trust Fund until the last Valuation Date which occurs with or next precedes the date distribution is made.


          If the benefit to be distributed plus all prior Plan distributions to the Participant is $3,500.00 or less, the benefit shall be distributed in the form of a lump sum distribution within one year after the Participant becomes entitled to the benefit. If the benefit plus all prior Plan distributions to the Participant is greater than $3,500.00 and the Participant consents to the distribution, the benefit must be paid or begin to be paid within one year after the Participant becomes entitled to the benefit. If the benefit plus all prior Plan distributions to the Participant is greater than $3,500.00 and the Participant fails to consent to the distribution, the distribution shall not be made without the Participant's consent until he attains normal Retirement Age. In any event, if the Participant dies, the surviving spouse may require payments to begin within a reasonable time.


          If a portion of the Participant's Account is payable to a designated Beneficiary the payment must be made not later than one year after the Participant's death. If the surviving spouse is the Beneficiary, the payment may be delayed so as to be made on the date on which the Participant would have attained age 70 1/2. If payment is postponed and the surviving spouse dies before payment is made, the surviving spouse shall be treated as the Participant for purposes of this paragraph.


          7.12 MANDATORY RULES APPLICABLE TO ALL DISTRIBUTIONS. All distributions must comply with Section 401(a)(9) and (14) of the Code and the Regulations issued under it. Therefore, unless the distribution fits within one of the exceptions below the distribution must be made NO LATER than the earlier of (a) or (b): (a) the 60th day after the latest of the end of the Plan Year in which: (i) the Participant attains age 65, (ii) occurs the 10th anniversary of the year in which the Participant began participation, or (iii) the Participant terminates employment with the Employer and all Affiliated Employers unless the Participant consents to a later time, OR (b) April 1st of the calendar year following the calendar year in which the Participant attains age 70 1/2. If a Participant attains age 70 1/2, the Participant must elect to receive the required distribution within that time limit in one lump sum. The following are exceptions to the general mandatory distribution rule: (a) if a Participant was 70 1/2 before January 1, 1988, and neither is nor has been a 5% owner at any time during the Plan Year ending with or within the calendar year in which the Participant became 66 1/2 or any subsequent Plan Year, the distribution does not have to be made until the April 1 following the calendar year in which the Participant retires; (b) if a Participant was 70 1/2 before January 1, 1988, and was then or later becomes a 50% owner, the distribution does not have to be made until the April 1 following the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner or the calendar year in which the Participant retires; and
(c) if a Participant made a designation before January 1, 1984 which complied with Section 401(a)(9) of the Code before its amendment by the Tax Reform Act of 1984, the distribution does not have to be made until the time described in the designation.


          7.13 NO DUPLICATION OF BENEFITS. There shall be no duplication of benefits under this Plan. Without regard to any other language in this Plan, all distributions and withdrawals are to be subtracted from a Participant's Account as of the date of the distribution or withdrawal. Thus, if the Participant has received one distribution or withdrawal and is ever entitled to another distribution or withdrawal, the prior distribution or withdrawal is to be taken into account.


          7.14 DESIGNATION OF BENEFICIARY. Each Participant has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Participant and filed with the Committee. If no designation is on file at the time of a Participant's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Participant's spouse, if living, or if not, the Participant's surviving children, including adopted children, in equal shares; or if none, the Participant's surviving parents, in equal shares; or if none, then the executor, administrator or other personal representative of the Participant's estate.


          If a Participant is considered to be married under local law, the Participant's designation of any Beneficiary, other than the Participant's spouse, shall not be valid unless the spouse acknowledges in writing that he or she understands the effect of the Participant's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgement and consent must be filed with the Committee, signed by the spouse, and witnessed by a Plan representative or a notary public. However, if the spouse cannot be located or there exist other circumstances as described in Sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Participant's spouse's acknowledgement and consent may be waived. If a Beneficiary other than the Participant's spouse is named, the designation shall become invalid if the Participant is later determined to be married under local law, the Participant's missing spouse is located or the circumstances which resulted in the waiver of the requirement of obtaining the consent of the Participant's spouse no longer exist.


          7.15 DISTRIBUTIONS TO DISABLED OR MINORS. If the Committee determines that any person to whom a payment is due is a minor or is unable to care for his affairs because of a physical or mental disability, it shall have the authority to cause the payments to be made to an ancestor, descendant, spouse, or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person or to the institution which is maintaining or has custody of the person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and Trust and the obligations of the Employer, the Trustee, the Trust Fund and the Committee.


         7.16 DISTRIBUTIONS FROM THE COMMON STOCK FUND. Effective April 1, 1994, and notwithstanding anything to the contrary in this Article 7, any distributions from the Common Stock fund, shall be paid, at the election of the Participant, either in cash or in shares of Common Stock, except that fractional shares will in all events be payable in cash. Any cash dividends declared with respect to such Participant's shares prior to the date of distribution will similarly be paid in cash. Stock dividends declared prior to the distribution to the Participant, will be treated as part of his Account, subject to his election to receive either cash or Common Stock. In the event that the Participant elects a distribution of his balance in the Common Stock fund in cash, the value of his Account in such fund will be based on the current market value of a share of Common Stock on the date as of which the amount payable is calculated. The Committee's determination with respect to such valuation will be conclusive and binding on the Participant and on the Trustee.

                                    ARTICLE 8

                             TOP-HEAVY REQUIREMENTS


         8.1 APPLICATION. The requirements described in this Article shall apply to each Plan Year that this Plan is determined to be a Top-Heavy Plan under the test set out in the following Section.


         8.2 TOP HEAVY TEST. If on the Determination Date the Aggregate Accounts of Key Employees in the Plan exceeds 60% of the Aggregate Accounts of all Employees in the Plan, this Plan shall be a Top-Heavy Plan for that Plan Year. In addition, if this Plan is required to be included in an Aggregation Group and that group is a top-heavy group, this Plan shall be treated as a Top-Heavy Plan. An Aggregation Group is a top-heavy group if on the Determination Date the sum of (a) the present value of the cumulative accrued benefits for Key Employees under all Defined Benefit Plans in the Aggregation Group which contains this Plan plus (b) the total of all of the accounts of Key Employees under all Defined Contribution Plans included in the Aggregation Group (which contains this Plan) is more than 60% of a similar sum determined for all employees covered in the Aggregation Group which contains this Plan.

         In applying the above tests, the following rules shall apply:

         (a) in determining the present value of the accumulated accrued benefits for any Employee or the amount in the account of any Employee, the value or amount shall be increased by all distributions made to or for the benefit of the Employee under the Plan during the five year period ending on the Determination Date;

         (b) all rollover contributions made after December 31, 1983 by the Employee to the Plan shall not be considered by the Plan for either test;

         (c) if an Employee is a Non-Key Employee under the Plan for the Plan Year but was a Key Employee under the Plan for another prior Plan Year, his account shall not be considered; and

         (d) benefits shall not be taken into account in determining the top-heavy ratio for any Employee who has not performed services for the Employer during the last five-year period ending upon the Determination Date.

         8.3 VESTING RESTRICTIONS IF PLAN BECOMES TOP HEAVY. If a Participant has at least one Hour of Service during a Plan Year when the Plan is a Top-Heavy Plan he shall either vest under each of the normal vesting provisions of the Plan or under the following vesting schedule, whichever is more favorable:


                                                  Percentage of Amount
                                             Invested In Accounts Containing
Completed Full Years of Active Service            Employer Contributions
--------------------------------------            ----------------------

Less than two year............................................   0%
Two years but less than three years...........................  20%
Three years but less than four years..........................  40%
Four years but less than five years...........................  60%
Five years but less than six years............................  80%
Six years or more............................................. 100%

         If the Plan ceases to be a Top-Heavy Plan, this requirement shall no longer apply. After that date the normal vesting provisions of the Plan shall be applicable to all subsequent Contributions by the Employer. Any amounts that vested, however, while the Plan was a Top-Heavy Plan, shall remain vested.


         8.4 MINIMUM CONTRIBUTION IF PLAN BECOMES TOP-HEAVY. If this Plan is a Top-Heavy Plan and the normal allocation of the Employer Contribution and forfeitures is less than 3% of any Non-Key Employee Participant's Annual Compensation, the Committee, without regard to the normal allocation procedures, shall allocate the Employer Contribution and the forfeitures among the Participants who are in the employ of the Employer at the end of the Plan Year, regardless of the number of Hours of Employment completed by the Participant during such Plan Year, in proportion to each Participant's Annual Compensation as compared to the total Annual Compensation of all Participants for that Plan Year until each Non-Key Employee Participant has had an amount equal to the lesser of (i) the highest rate of Contribution applicable to any Key Employee, or (ii) 3% of his Annual Compensation allocated to his Account. At that time, any more Employer Contributions or forfeitures shall be allocated under the normal allocation procedures described earlier in this Plan. Salary Deferral Contributions and Employer Matching Contributions made on behalf of Key Employees are included in determining the highest rate of Employer Contributions. Salary Deferral Contributions made on behalf of Non-Key Employees shall not be included in determining the minimum contribution required under this Section. Employer Matching Contributions and amounts that may be treated as
Section 401(k) Contributions or Section 401(m) Contributions made on behalf of Non-Key Employees may not be included in determining the minimum contribution required under this Section to the extent that they are treated as Section 401(m) Contributions or Section 401(k) Contributions for purposes of the Actual Deferral Percentage test or the Actual Contribution Percentage test.

         In applying this restriction the following rules shall apply:

         (a) each Employee who is eligible for membership (without regard to whether he has made mandatory contributions, if any are required, or whether his compensation is less than a stated amount) shall be entitled to receive an allocation under this Section; and

         (b) all Defined Contribution Plans required to be included in the Aggregation Group shall be treated as one plan for purposes of meeting the 3% maximum; this required aggregation shall not apply if this Plan is also required to be included in an Aggregation Group which includes a Defined Benefit Plan and this Plan enables that Defined Benefit Plan to meet the requirements of Sections 401(a)(4) or 410 of the Code.


         8.5 LIMITATION ON TOP-HEAVY VESTING AND MINIMUM CONTRIBUTION. If this Plan is a Top-Heavy Plan, it must meet the vesting and benefit requirements described in this Article without taking into account contributions or benefits under Chapter 2 of the Code (relating to tax on self-employment income), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or State law.

         8.6 COVERAGE UNDER MULTIPLE TOP-HEAVY PLANS. If a Non-Key Employee is covered by both a Top-Heavy Defined Contribution Plan and a Top-Heavy Defined Benefit Plan, he shall receive the minimum benefit under the Defined Benefit Plan, offset by the benefits provided under the Defined Contribution Plan.


         8.7 OTHER RESTRICTIONS. If the Plan is determined to be a Top-Heavy Plan, the number "1.00" must be substituted for the number "1.25" when applying the limitations of Section 415 of the Code and Section 5.4 of the Plan, unless the Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" and the Employer Contribution for the Plan Year for each Non-Key Employee who is a Participant, is not less than 4% of the Participant's Annual Compensation.

                                    ARTICLE 9

                           ADMINISTRATION OF THE PLAN


         9.1 APPOINTMENT, TERM OF SERVICE & REMOVAL. The Board of Directors shall appoint a Committee to administer this Plan. The members shall serve until their resignation, death or removal. Any member may resign at any time by mailing a written resignation to the Board of Directors. Any member may be removed by the Board of Directors, with or without cause. Vacancies may be filled by the Board of Directors from time to time.

         9.2 POWERS. The Committee is a fiduciary. It has the exclusive responsibility for the general administration of the Plan and Trust, and has all powers necessary to accomplish that purpose, including but not limited to the following rights, powers, and authorities:

         (a) To make rules for administering the Plan and Trust so long as they are not inconsistent with the terms of the Plan;

         (b)      To construe all provisions of the Plan and Trust;

         (c) To correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan or Trust;

         (d) To select, employ, and compensate at any time any consultants, actuaries, accountants, attorneys, and other agents and employees the Committee believes necessary or advisable for the proper administration of the Plan and Trust; any firm or person selected may be a disqualified person but only if the requirements of Section 4975(d) of the Code have been met;

         (e) To determine all questions relating to eligibility, Active Service, Compensation, allocations and all other matters relating to benefits or Participants' entitlement to benefits;

         (f) To determine all controversies relating to the administration of the Plan and Trust, including but not limited to any differences of opinion arising between an Employer and the Trustee or a Participant, or any combination of them and any questions it believes advisable for the proper administration of the Plan and Trust;

         (g) To direct or to appoint an investment manager or managers who can direct the Trustee in all matters relating to the investment, reinvestment and management of the Trust Fund;

         (h) To direct the Trustee in all matters relating to the payment of Plan benefits; and

         (i) To delegate any clerical or recordation duties of the Committee as the Committee believes is advisable to properly administer the Plan and Trust.

         The Committee shall have absolute discretion in carrying out its responsibilities and any decision by the Committee shall be conclusive and binding on all parties.

         9.3 ORGANIZATION. The Committee may select, from among its members a chairman, and may select a secretary. The secretary need not be a member of the Committee. The secretary shall keep all records, documents and data pertaining to its administration of the Plan and Trust.

         9.4 QUORUM AND MAJORITY ACTION. A majority of the Committee constitutes a quorum for the transaction of business. The vote of a majority of the members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         9.5 SIGNATURES. The chairman, the secretary and any one or more of the members of the Committee to which the Committee has delegated the power shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after it is notified of any delegation of power in writing, shall accept and may rely upon any document executed by the appropriate member or members as representing the action of the Committee until the Committee files a written revocation of that delegation of power with the Trustee.

         9.6 DISQUALIFICATION OF COMMITTEE MEMBER. A member of the Committee who is also a Participant of this Plan shall not vote or act upon any matter relating solely to himself.

         9.7 DISCLOSURE TO PARTICIPANTS. The Committee shall make available to each Participant and Beneficiary for his examination those records, documents and other data required under ERISA, but only at reasonable times during business hours. No Participant or Beneficiary has the right to examine any data or records reflecting the compensation paid to any other Participant or Beneficiary. The Committee is not required to make any other data or records available other than those required by ERISA.

         9.8 STANDARD OF PERFORMANCE. The Committee and each of its members shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in conducting his business as the administrator of the Plan, shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and shall otherwise comply with the provisions of this Plan and ERISA.

         9.9 LIABILITY OF COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, any Employer, the Trustee, any investment manager appointed by the Committee or any other agent appointed by the Committee unless required by the terms of ERISA or another applicable state or federal law under which liability cannot be waived. No member of the Committee shall be liable for any act or omission of his own unless required by ERISA or another applicable state or federal law under which liability cannot be waived.

         If the Committee directs the Trustee to do so, it may purchase out of the Trust Fund insurance for the members of the Committee, for any other fiduciaries appointed by the Committee and for the Trust Fund itself to cover liability or losses occurring because of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed under this Plan. But, that insurance must permit recourse by the insurer against the members of the Committee or the other fiduciaries concerned if the loss is caused by breach of a fiduciary obligation by one or more members of the Committee or other fiduciary.

         9.10 EXEMPTION FROM BOND. No member of the Committee is required to give bond for the performance of his duties unless required by a law which cannot be waived.

         9.11 COMPENSATION. The Committee shall serve without compensation but shall be reimbursed by the Employer for all expenses properly incurred in the performance of their duties unless the Sponsor elects to have those expenses paid from the Trust Fund. Each Employer shall pay that part of the expense as determined by the Committee in its sole judgment.

         9.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm or other entity, may serve in more than one fiduciary capacity with respect to this Plan, including serving as both Trustee and as a member of the Committee.


         9.13 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan is the Sponsor. The administrator has the final responsibility for compliance with all reporting and disclosure requirements imposed under all applicable federal or state laws and regulations.

         9.14 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any benefits, the authority to decide any appeal, the authority to review and correct the actions of any prior administrative committee, and all of the rights, powers, and authorities specified in this
Article 9 and the Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document or, any action taken, or ruling or decision made, by the Committee in the exercise of any of its powers and authorities under the Plan shall be final and conclusive as to all parties other than the Sponsor or Trustee, including without limitation all Participants and Beneficiaries, regardless of whether the Committee or one or more of its members may have an actual or potential conflict of interest with respect to the subject matter of the action, ruling, or decision. No final action, ruling, or decision of the Committee shall be subject to de novo review in any judicial proceeding; and no final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

                                   ARTICLE 10

                          TRUST FUND AND CONTRIBUTIONS

         10.1 FUNDING OF PLAN. This Plan shall be funded by one or more separate Trusts.

         10.2 INCORPORATION OF TRUST. Each Trust is a part of this Plan. All rights or benefits which accrue to a person under this Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with this Plan.

         10.3 AUTHORITY OF TRUSTEE. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, is in his separate possession. No other Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of this Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of this Plan.

         10.4 ALLOCATION OF RESPONSIBILITY. To the fullest extent permitted under Section 405 of ERISA, the agreements entered into between the Employer and each of the Trustees shall be interpreted to allocate to each Trustee its specific responsibilities, obligations and duties so as to relieve all other Trustees from liability either through the agreement, Plan or ERISA, for any act of any other Trustee which results in a loss to the Plan because of his act or failure to act.

                                   ARTICLE 11

                       ADOPTION OF PLAN BY OTHER EMPLOYERS


         11.1 ADOPTION PROCEDURE. Any business organization may, with the approval of the Sponsor, adopt this Plan by:

         (a) A certified resolution or consent of the board of directors of the adopting Employer or an executed adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of this Plan except those, if any, specifically described in the adoption instrument; and

         (b) Providing all information required by the Committee and the Trustee.

         An adoption may be retroactive to the beginning of a Plan Year if these conditions are complied with on or before the last day of that Plan Year.

         11.2 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of this Plan. However, neither the adoption of this Plan and its related Trust Fund by an Employer nor any act performed by it in relation to this Plan and its related Trust Fund shall ever create a joint venture or partnership relation between it and any other Employer.

         11.3 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Participants employed by the Employers which adopt this Plan shall be commingled for investment purposes. All assets in the Trust Fund shall be available to pay benefits to all Participants employed by any Employer which is an Affiliated Employer with the first Employer.

         11.4 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of this Plan and the Trust or Trusts used to fund this Plan by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust or Trusts and that the Plan and the Trust or Trusts that are applicable to it continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify and be exempt, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust Fund allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate Trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Participants covered by that adoption.

                                   ARTICLE 12

                            AMENDMENT AND TERMINATION


         12.1 RIGHT TO AMEND AND LIMITATIONS THEREON. The Sponsor has the sole right to amend this Plan. An amendment may be made by a certified resolution or consent of the Board of Directors, or by an instrument in writing executed by the appropriate officer of the Sponsor. The amendment must describe the nature of the amendment and its effective date. No amendment shall:

         (a)      Vest in an Employer any interest in the Trust Fund;

         (b) Cause or permit the Trust Fund to be diverted to any purpose other than the exclusive benefit of the present or future Participants and their Beneficiaries except under the circumstances described in Section 4.8;

         (c) Decrease the Account of any Participant or eliminate an optional form of payment. However, the Plan may be amended to eliminate or reduce a Code Section 411(d)(6) protected benefit with respect to any benefit not yet accrued as of the later of the amendment's adoption date or effective date without violating Code Section 411(d)(6);

         (d) Increase substantially the duties or liabilities of the Trustee without its written consent; or

         (e) Change the vesting schedule to one which would result in the nonforfeitable percentage of the Account derived from Employer Contributions (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Participant being less than the nonforfeitable percentage computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended, if the Plan is amended in any other way that affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three years of Service may elect, within a reasonable period after the adoption of the amendment or the change, to have the nonforfeitable percentage computed under the Plan without regard to the amendment or the change. The election period shall begin no later than the date the amendment is adopted or deemed to be made and shall end no later than the latest of the following dates: (1) 60 days after the date the amendment is adopted or deemed to be made,
                  (2) 60 days after the date the amendment becomes effective, or
                  (3) 60 days after the day the Participant is issued written notice of the amendment.

         Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it receives a copy of the amendment. A rejection shall constitute a withdrawal from this Plan by that Employer unless the Sponsor acquiesces in the rejection.

         No Participant of this Plan nor his Accounts shall be affected by any amendment of this Plan after the date he becomes entitled to a distribution whether he delays the distribution or not unless the clear language of the amendment makes it applicable to Participants who are no longer in the employ of an Employer but still have an Account which has not been distributed.

         12.2 MANDATORY AMENDMENTS. The Contributions of each Employer to this Plan are intended to be:

         (a)      Deductible under the applicable provisions of the Code;

         (b) Except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

         (c) Except as otherwise prescribed by applicable law, exempt from withholding under the Code; and

         (d) Excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

         The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

         12.3 WITHDRAWAL OF EMPLOYER. An Employer may withdraw from this Plan and its related Trust Fund if the Sponsor does not acquiesce in its rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The

Committee shall then determine the portion of the Trust Fund that is attributable to the Participants employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor Trustee or Trustees when it receives a designation of the successor from the withdrawing Employer.

         A withdrawal shall not terminate the Plan and its related Trust Fund with respect to the withdrawing Employer, if the Employer either appoints a successor Trustee or Trustees and reaffirms this Plan and its related Trust Fund as its new and separate plan and trust intended to qualify under Section 401(a) of the Code, or establishes another plan and trust intended to qualify under
Section 401(a) of the Code.

         The determination of the Committee, in its sole discretion, of the portion of the Trust Fund that is attributable to the Participants employed by the withdrawing Employer shall be final and binding upon all parties; and, the Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Participants employed by that Employer and their Beneficiaries, and the successor Trustee or Trustees.

         12.4 TERMINATION OF PLAN. The Sponsor may terminate this Plan and its related Trust Fund with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination, specifying the date of termination. Any Employer may terminate this Plan and its related Trust Fund with respect to itself by executing and delivering to the Trustee a notice of termination, specifying the date of termination. Likewise, this Plan and its related Trust Fund shall automatically terminate with respect to any Employer if there is a general assignment by that Employer to or for the benefit of its creditors, or a liquidation or dissolution of that Employer without a successor. Upon the termination of this Plan as to an Employer, the Trustee shall, subject to the provisions of Section 12.7, distribute to each Participant employed by the terminating Employer the amount certified by the Committee to be due the Participant.

         The Employer should apply to the Internal Revenue Service for a determination letter with respect to its termination, and the Trustee should not distribute the Trust Funds until a determination is received. However, should it decide that a distribution before receipt of the determination letter is necessary or appropriate it should retain sufficient assets to cover any tax that may become due upon that determination.

         12.5 PARTIAL OR COMPLETE TERMINATION OR COMPLETE DISCONTINUANCE. Without regard to any other provision of this Plan, if there is a partial or total termination of this Plan each affected Participant shall immediately become 100% vested in his Account. Likewise, if there is a complete discontinuance of the Employer's Contributions, each of the affected Participants shall immediately become 100% vested in his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Participant's Account beginning with the Plan Year for which they were resumed.

         12.6 CONTINUANCE PERMITTED UPON SALE OR TRANSFER OF ASSETS. An Employer's participation in this Plan and its related Trust Fund shall not automatically terminate if it consolidates or merges and is not the surviving corporation, sells substantially all of its assets, is a party to a reorganization and its Employees and substantially all of its assets are transferred to another entity, liquidates, or dissolves, if there is a successor organization. Instead, the successor may assume and continue this Plan and its related Trust Fund by executing a direction, entering into a contractual commitment or adopting a resolution providing for the continuance of the Plan and its related Trust Fund. Only upon the successor's rejection of this Plan and its related Trust Fund or its failure to respond to the Employer's, the Sponsor's or the Trustee's request that it affirm its assumption of this Plan within 90 days of the request shall this Plan automatically terminate. In that event the appropriate portion of the Trust Fund shall be distributed exclusively to the Participants or their Beneficiaries as soon as possible. If there is a disposition to an unrelated entity of substantially all of the assets used by the Employer in a trade or business or a disposition by the Employer of its interest in a subsidiary, the Employer may make a lump sum distribution from the Plan if it continues the Plan after the disposition; but the distribution can only be made for those Participants who continue employment with the acquiring entity.

         12.7 DISTRIBUTION UPON TERMINATION. A Participant is entitled to receive a lump sum distribution on account of the termination of the Plan if the Employer and all Affiliated Employers do not establish or maintain a successor plan within the period ending 12 months after all assets are distributed from the Plan. A distribution on account of the termination of the Plan may be made only in the form of a lump sum payment. Therefore, if a Participant's Account balance plus all prior Plan distributions to the Participant is more than $3,500, and the Participant does not consent to receive an immediate lump sum payment on account of the termination of the Plan, the Participant shall not receive a Plan distribution on account of the termination of the Plan. His Plan benefit will be payable in the future on account of a distribution event other than the termination of the Plan.

         If the Plan is terminated and the Employer or an Affiliated Employer maintains another Defined Contribution Plan, the Participant's Account balance may be transferred to the other plan without his consent if he does not consent to an immediate lump sum distribution from the Plan.

         For purposes of this Section the term "successor plan" means a Defined Contribution Plan other than an employee stock ownership plan as defined in Sections 4975(e) or 409 of the Code or a simplified employee pension plan as defined in Section 408(k) of the Code. The term successor plan does not include any plan in which fewer than two percent of the Plan Participants were eligible to participate during the 24 month period beginning 12 months before the time of Plan termination.


         12.8 MODES OF DISTRIBUTION UPON TERMINATION. All modes of distribution permitted by this Plan must be available for all distributions to Participants upon termination of this Plan.

         12.9 DISTRIBUTIONS TO HIGHLY COMPENSATED EMPLOYEES AND FORMER EMPLOYEES MUST NOT DISCRIMINATE. Upon termination of the Plan, the benefit payable to each Highly Compensated Employee or former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

                                   ARTICLE 13

                                  MISCELLANEOUS


         13.1 PLAN NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan and its related Trust Fund is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         13.2 BENEFITS PROVIDED SOLELY FROM TRUST. All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

         13.3 ANTI-ALIENATION PROVISION. Prior to its actual receipt by the Participant or Beneficiary, no principal or income payable, or to become payable, from the Trust Fund shall be subject to anticipation or assignment by a Participant or by a Beneficiary, to attachment by, interference with, or control of any creditor of a Participant or Beneficiary, or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Participant or Beneficiary. An attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of the Trust Fund, any part of it, or any interest in it by a Participant or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of this Trust Fund itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Participant or Beneficiary of the Trust Fund, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Participant or Beneficiary for any cause whatsoever. These prohibitions against the alienation of a Participant's Account shall not apply to Qualified Domestic Relations Orders or domestic relations orders entered prior to January 1, 1985.

         13.4 REQUIREMENTS UPON MERGER OR CONSOLIDATION OF PLANS. This Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         13.5 GENDER OF WORDS USED. If the context requires it, words of one gender when used in this Plan shall include the other genders, and words used in the singular or plural shall include the other.

         13.6 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         13.7 GOVERNING LAW; PARTIES TO LEGAL ACTIONS. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, by the laws of the United States. The Trustee or any Employer may at any time initiate a legal action or proceeding for the settlement of the account of the Trustee, or for the determination of any question or for instructions. The only necessary parties to that action or proceeding are the Trustee and the Employer concerned. However, any other person or persons may be included as parties defendant at the election of the Trustee and the Employer.

         IN WITNESS WHEREOF, Zale Corporation has caused this Agreement to be executed this 18th day of March 1994, in multiple counterparts, each of which shall be deemed to be an original, to be effective generally the 1st day of January, 1992, except as otherwise specifically designated herein.

         ZALE CORPORATION

         By: Dolph Simon
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date


         Zale Delaware, Inc. adopts the Plan effective generally January 1, 1992, except as otherwise specifically all forth herein.


         By: Dolph Simon
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Zale Puerto Rico, Inc. adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Dobbins Jewelers, Inc. adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Jewelers Financial Services, Inc. adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Zale Life Insurance Company adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Zale Indemnity Company adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

         Zale Employees' Child Care Association, Inc. adopts the Plan effective generally January 1, 1992, except as otherwise specifically set forth herein.

         By: /s/ DOLPH SIMON
             -------------------------------------------------------

                  VP                              March 18,1994
         -----------------------------------------------------------
                  Title                            Date

                                FIRST AMENDMENT
                                     TO THE
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN



                                   WITNESSETH

     WHEREAS, Zale Corporation (the "Company") Sponsors the Zale Corporation Savings & Investment Plan; and

     WHEREAS, under Section 12.1 of the Plan, the Company may amend the Plan at any time;

     NOW, THEREFORE, the Plan is amended effective April 1, 1994, unless otherwise specified heroin, as follows:

                                     FIRST

     Section 3.1: The following sentence is added at the and of Section 3.1:

        "Effective November 1, 1994, the foregoing sentence and the requirement that an Employee complete one full year of Active Service shall cease to apply to Employees (other than Employees who are "Extra/Temporary employees" as defined in the Company's Personnel Policy Manual) for purposes of eligibility for Salary Deferral Contributions and Employer Matching Contributions."

                                     SECOND

     Section 4.3: Section 4.3 is amended as follows:

     1. The first sentence is deleted and replaced with the following sentence:

        "The Employers shall contribute for each Plan Year the following amounts:"

     2. The following new clause is added to the end of Subsection (e) immediately before the semicolon:

        "(and an additional contribution, in respect of the Company's fiscal year beginning April 1, 1994 and ending July 31, 1994 (the "Short Year") equal to $122,152.50 which shall be allocated to each Participant pro rata to such Participant's Employer Matching Contribution for the Short
        Year)"

                                     THIRD

     Section 4.11: The second full paragraph of Section 4.11 is deleted.

                                     FOURTH

     Section 6.4: Section 6.4 is deleted in its entirety and replaced with the following:

        "Effective April 1, 1994, Employer Matching Contributions shall be invested entirely in the Common Stock fund. The Common Stock Fund, including earnings thereof, shall be invested in Common Stock purchased by the Trustee at prevailing market prices in any of the following ways:
        (a) the open market: or (b) in privately negotiated transactions; or
        (c) directly from the Sponsor if the Sponsor makes either treasury shares or authorized but unissued shares available for such purpose.

        The Trustee may not pay a commission in connection With the acquisition of such Common Stock if such payment would cause the acquisition to be a prohibited transaction under ERISA.

        Funds in the Common Stock fund shall not be commingled with funds in other investment funds."

                                     FIFTH

     Section 12.1: The first three sentences of Section 12.1 are deleted and replaced with the following sentence:

        "The Sponsor has the riot to amend this Plan by action of its Board of Directors."

     Except as amended herein, the Plan shall continue to be and shall remain, in full force and effect in accordance with its terms.

     IT WITNESS WHEREOF, the undersigned has set his hand this 3 day of October, 1994.


                                        ZALE CORPORATION


                                        By:  /s/ DOLPH SIMON
                                           ----------------------------------

                                        Title: Vice President
                                              -------------------------------

                                SECOND AMENDMENT
                                     TO THE
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

This amendment, made this 25th day of January 1995, by Zale Corporation, a Delaware corporation (the "Company").

                                   WITNESSETH

WHEREAS, the Company sponsors the Zale Corporation Savings & Investment Plan;
and

WHEREAS, under Section 12.1 of the Plan, the Company reserved the right to amend the Plan at any time; and

NOW, THEREFORE. BE IT RESOLVED that, effective as of January 1, 1995, the Plan is hereby amended in the manner hereinafter set forth:

                                     FIRST

Section 6.9(a) of the Plan shall be amended by deleting the words "from such Participant's Salary Deferral Account only" in the second line thereof and substituting the following therefor. "only from such Participant's Salary Deferral and Rollover Accounts".

                                     SECOND

Section 6.9(b) of the Plan shall be amended by adding the following paragraph at the end:

"    A Participants loan will be funded solely by reduction of the Participant's
Account balances. This reduction will affect the Participant's Accounts in the following order (a) Rollover Account; and (b) Salary Deferral Contribution Account. If the balance in any Account is invested in more than one Fidelity fund, the loan proceeds will be obtained from such funds on a pro rata basis.

                                     THIRD

Section 6.9(f) of the Plan shall be amended by deleting it in its entirety and substituting the following:

"Effect of Loan Repayments - The right to receive loan repayments, Including interest thereon, shall be considered an asset of the Plan and all loan repayments of principal and interest shall be credited first to the Participant's Rollover Account and then to the Salary Deferral Contribution Account, in the same ratio that such Accounts were reduced when the loan was made. Amounts credited to such Accounts shall be considered a restoration of contributions to such Accounts until the amount by which the Account values were reduced when the loan was made are recovered and thereafter shall be treated as earnings in such Accounts. Loan repayments will be allocated to the Fidelity fund(s) in accordance with the Participant's investment elections in effect at the time of such repayment.

                                     FOURTH

Except as amended herein, the Plan shall continue to be and shall remain, in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned has set his hand as of the date and year first above written.


                                        ZALE CORPORATION


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------

                                THIRD AMENDMENT
                                     TO THE
                          ZALE'S PROFIT SNARING PLAN,
                       RENAMED, EFFECTIVE APRIL 1, 1994,
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

     This amendment, made this 25th day of January, 1996, by Zale Corporation, a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, the Company sponsors Zale's Profit Sharing Plan, renamed, effective April 1, 1994, Zale Corporation Savings & Investment Plan, as amended and restated, generally effective January 1, 1992, except as otherwise specifically provided therein (as amended and restated, the "Plan");

     WHEREAS, the internal Revenue Service is requesting certain amendments to the Plan as a condition of the issuance of a favorable determination letter; and

     WHEREAS, the Company desires to amend the Plan in accordance with Internal Revenue Service request;

     WHEREAS, under Section 12.1 of the Plan, the Company reserved the right to amend the Plan at any time; and

     NOW, THEREFORE, BE IT RESOLVED that, effective as of January 1, 1992, the Plan is hereby amended in the manner hereinafter set forth:

                                     FIRST

     The third paragraph of Section 4.5 of the Plan shall be deleted and the following substituted therefor:

         "As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year, the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by Section 4.9) shall be distributed. Any distributions of the Excess 401(k) Contributions for or any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(k) Contributions attributable to each of them. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any Excess Deferrals previously distributed for the taxable year ending in the same Plan Year."

                                     SECOND

     The third paragraph of Section 4.7 of the Plan shall be deleted and the following substituted therefor:

         "If the limitation would be exceeded for any Plan Year, before the close of the following Plan Year, the amount of a Participant's vested portion of his Excess 401(m) Contributions for that Plan Year (and any income allocable to those Contributions as calculated in the specific manner required by the applicable Regulations) shall be distributed, and the nonvested portion shall be forfeited and be used to reduce future Employer Matching Contributions for the Plan Year following the Plan Year for which the Employer made the Employer Matching Contribution. Any distributions of the Excess 401(m) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the respective portions of the Excess 401(m) Contributions attributable to each of them. Forfeitures of Excess 401(m) Contributions may not be allocated to Participants whose contributions are reduced under this Section."

                                     THIRD

     Section 5.4 of the Plan shall be amended by adding following new paragraph after the third paragraph:

         "For a short Plan Year, the dollar limitation with respect to this limitation period is determined by multiplying (A) the applicable dollar limitation for the calendar year in which the limitation period ends by (B) a fraction, the numerator of which in the number of months (including any fractional parts of a month) in the limitation period, and the denominator of which in 12."

                                     FOURTH

     Section 7.5 shall be amended by deleting the heading and the phrase ending before the "(a)" and substituting the following therefor: "7.5 VESTED BENEFIT. A Participant in vested in".

                                     FIFTH

     A new Section 7.6 shall be added as follows and all subsequent subsections in Article 7 shall be renumbered:

         "7.6 SEVERANCE BENEFIT. If a Participant severs employment with the Employer and all Affiliated Companies for any reason other than death, retirement or Disability, he is entitled to receive his benefit to the extent vested as provided in Section 7.5.

                                     SIXTH

     Except as amended herein, the Plan shall continue to be and shall remain, in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the undersigned has set his hand as of the date and year first above written.


                                        ZALE CORPORATION


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------


                                        ZALE DELAWARE, INC.


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------


                                        ZALE PUERTO RICO, INC.


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------


                                        DOBBINS JEWELERS INC.


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------


                                        JEWELERS FINANCIAL SERVICES, INC.


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------

                                        ZALE LIFE INSURANCE COMPANY


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------


                                        ZALE INDEMNITY COMPANY


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------

                                        ZALE EMPLOYEES' CHILD CARE
                                           ASSOCIATION, INC.


                                        By: /s/ A. HERSCHEL KRANITZ
                                           ----------------------------------
                                            A. Herschel Kranitz

                                        Title: Senior Vice President
                                              -------------------------------

                                FOURTH AMENDMENT
                                     TO THE
                   ZALE CORPORATION SAVINGS & INVESTMENT PLAN

     This amendment, made this 26 day of April, 1996, by Zale Corporation, a Delaware corporation (the "Company").

                                   WITNESSETH

     WHEREAS, the Company sponsors the Zale Corporation Savings Investment Plan (the "Plan");

     WHEREAS, under Section 12.1 of the Plan, the Company reserved the right to amend the Plan at any time; and

     NOW, THEREFORE, BE IT RESOLVED that, effective as of January 1, 1992, the Plan is hereby amended in the manner hereinafter set forth:

                                     FIRST

     Effective January 1, 1992, Section 1.19 of the Plan shall be amended by inserting after the words "Plan Year" in the second line thereof the following:

     "excluding, relocation expenses, merchandise incentives and car fringe benefits,"

                                     SECOND

     Except as amended herein, the Plan shall continue to be and shall remain, in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the undersigned has set his hand as of the date and year first above written.



                                        ZALE CORPORATION


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr. V.P. Human Resources
                                              -------------------------------


                                        ZALE DELAWARE, INC.


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr. V.P. Human Resources
                                              -------------------------------


                                        ZALE PUERTO RICO, INC.


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr. V.P. Human Resources
                                              -------------------------------


                                        DOBBINS JEWELERS, INC.

                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr.V.P. Human Resources
                                              -------------------------------

                                        JEWELERS FINANCIAL SERVICES, INC.


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr.V.P. Human Resources
                                              -------------------------------


                                        ZALE LIFE INSURANCE COMPANY


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr.V.P. Human Resources
                                              -------------------------------


                                        ZALE INDEMNITY COMPANY


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr.V.P. Human Resources
                                              -------------------------------


                                        ZALE EMPLOYEES' CHILD CARE
                                           ASSOCIATION, INC.


                                        By: /s/ GREGORY HUMENESKY
                                           ----------------------------------
                                        Title: Sr.V.P. Human Resources
                                              -------------------------------

                                 FIFTH AMENDMENT

                                     TO THE

                  ZALE CORPORATION SAVINGS AND INVESTMENT PLAN

         This amendment, made this 30th day of July, 1996, by Zale Corporation, a Delaware corporation (the "Sponsor").

                               W I T N E S S E T H

         WHEREAS, the Sponsor sponsors and maintains the Zale Corporation Savings & Investment Plan (the "Plan");

         WHEREAS, under Section 12.1 of the Plan, the Sponsor reserved the right to amend the Plan at any time;

         NOW, THEREFORE, BE IT RESOLVED that, effective August 1, 1996, the Plan is hereby amended in the manner hereinafter set forth:

                                      FIRST

         Section 1.1 is hereby amended to add to the end thereof new subsections
(h), (i), and (j) reading as follows:

         (h) Karten's Matching Account - The Employee's account from the Karten's Plan reflecting employer matching contributions made to the Karten's Plan, if any, plus earnings thereon.

         (i) Karten's Deferral Contribution Account - The Employee's account from the Karten's Plan reflecting the contributions made because of a salary deferral agreement under the Karten's Plan, if any, plus earnings thereon.

         (j) Karten's Rollover Account - The Employee's account from the Karten's Plan reflecting rollover contributions to the Karten's Plan, plus earnings thereon.

                                     SECOND

         Article 1 is amended by adding a new Section 1.61 thereto, reading as follows:

                  1.61 "KARTEN'S PLAN" means the Karten's Jewelers, Inc. 401(k) Plan which was merged into the Plan on August 1, 1996.

                                      THIRD


         Article 1 is amended by adding a new Section 1.62 thereto, reading as follows:

                  1.62 "KARTEN'S PLAN ACCOUNTS" means the Karten's Matching Account as described in Section 1.1 (h), the Karten's Deferral Contribution Account as described in Section 1.1(i), and the Karten's Rollover Account described in Section 1.1(j).

                                     FOURTH

         Article 4 is hereby amended by adding a new Section 4.13 to the end thereof reading as follows:

                  4.13 MERGER OF THE KARTEN'S PLAN ACCOUNTS INTO THE PLAN. The Karten's Plan Accounts will be merged into the Plan effective August 1, 1996. Except as otherwise specifically provided in this
         Section 4.13 or another Section of the Plan, the Karten's Plan Accounts will be treated in the same manner as the other Accounts of the Participants in the Plan. All Karten's Plan Accounts will be invested as provided in Sections 6.1 and 6.2. Service counted under the Karten's Plan will be counted for the purposes of determining eligibility and vesting under the Plan.

                                      FIFTH

         Section 6.1 is hereby amended by revising the second sentence of the first paragraph to read as follows:

         The Accounts of Participants shall be invested and reinvested only in eligible investments selected by the Committee.

                                      SIXTH

         Section 6.2(a) is hereby amended by adding the following sentences immediately after the first sentence thereof:

         Effective August 1, 1996, the Committee shall select such investment funds for the Plan as it deems appropriate from time to time, and the Committee shall not be limited to mutual funds managed by Fidelity Investments. The Participant shall direct the investment and reinvestment of such Participant's Accounts among the investment funds selected by the Committee from time to time.

                                     SEVENTH


         Section 6.2(b) is hereby amended by adding the following sentence to the end thereof:

         Effective August 1, 1996, all dividends, interest, gains and distributions of any nature received in respect of the shares in an investment fund shall be reinvested in additional shares of that investment fund.

                                     EIGHTH

         The first sentence of Section 6.9(a) is hereby amended to read as follows:

         Each Participant shall be eligible to receive a loan under the Plan only from such Participant's Salary Deferral Contribution Account, Rollover Accounts, Karten's Deferral Contribution Account and Karten's Rollover Account in accordance with the rules and to the extent permitted by applicable law without any required period of prior participation in the Plan.

                                     NINTH

         The last paragraph of Section 6.9(b) added by the Second Amendment to the Plan is hereby revised to read as follows:

                A Participant's loan will be funded solely by reduction of the Participant's Account balances. The reduction will affect the Participant's Accounts in the following order: (a) Karten's Rollover Account; (b) Karten's Deferral Contribution Account; (c) Rollover Account; and (d) Salary Deferral Contribution Account. If the balance in any Account is invested in more than one investment fund, the loan proceeds will be obtained from such funds on a pro rata basis.

                                      TENTH

         Section 6.9(f) as amended by the Second Amendment to the Plan is hereby revised to read as follows:

         (f) Effect of Loan Repayments - The right to receive loan repayments, including interest thereon, shall be considered an asset of the Plan and all loan repayments of principal and interest shall be credited in the following order to Participant's Accounts: (a) Karten's Rollover Account; (b) Karten's Deferral Contribution Account; (c) Rollover Account; and (d) Salary Deferral Contribution Account, in
         the same ratio that such Accounts were reduced when the loan was made. Amounts credited to such Accounts shall be considered a restoration of contributions to such Accounts until the amount by which the Account values were reduced when the loan was made are recovered and thereafter shall be treated as earnings in such Accounts. Loan repayments will be allocated to the investment fund(s) in accordance with the Participant's investment elections in effect at the time of such repayment.

                                    ELEVENTH

         Section 7.5 is amended by adding to the end thereof the following sentences:

         The Karten's Matching Account will be subject to the same vesting schedule as is applicable to the Employer Matching Contribution Account. The Karten's Deferral Contribution Account and the Karten's Rollover Account will be fully vested at all times. If a Participant with a Karten's Plan Account attains age 65 before becoming 100% vested in his entire Account, such Participant will immediately become fully vested in his entire Account.

                                     TWELFTH

         Section 7.6(a) is hereby amended by adding a sentence to the end thereof reading as follows:

         Notwithstanding the provisions of this Section 7.6(a), the Karten's Plan Accounts will not be subject to the provisions of this Section 7.6.

                                   THIRTEENTH

         Section 7.8 is hereby amended by adding to the end thereof a new subparagraph (c) reading as follows:

         (c) A Participant with a Karten's Rollover Account may take a withdrawal from such Account at any time on reasonable notice to the Committee. A Participant with a Karten's Matching Account or a Karten's Deferral Contribution Account may take a withdrawal from such Accounts after attaining age 59 1/2. In addition, a Participant may take a withdrawal from his Karten's Matching Account and Karten's Deferral Contribution Account for an immediate and heavy financial need as described in and pursuant to the limitations of this Section 7.8.

                                   FOURTEENTH

         Section 7.11 is hereby amended by adding the following to the end of the first paragraph:

         Notwithstanding the foregoing, but subject to the provisions of the third paragraph of this Section 7.11 regarding distributions of Accounts that do not exceed $3,500, the Participant may elect to have his Karten's Plan Accounts distributed in the form of equal monthly, quarterly, semi-annual, or annual installments over a period certain selected by the Participant not exceeding the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his Beneficiary.

         IN WITNESS WHEREOF, the Sponsor has executed this Fifth Amendment on the day and year first above written.

                               ZALE CORPORATION


                               By: Gregory Humenesky
                                   -------------------------------------------

                               Title: Senior Vice President - Human Resources
                                      ----------------------------------------

                                 SIXTH AMENDMENT
                                     TO THE
                  ZALE CORPORATION SAVINGS AND INVESTMENT PLAN

         This amendment, made this 30th day of April, 1998, by Zale Corporation, a Delaware corporation (the "Sponsor"), is effective as of May 1, 1998.

                              W I T N E S S E T H:

         WHEREAS, the Sponsor sponsors and maintains the Zale Corporation Savings & Investment Plan (the "Plan");

         WHEREAS, under Section 12.1 of the Plan, the Sponsor reserved the right to amend the Plan at any time;

         NOW, THEREFORE, BE IT RESOLVED that, effective May 1, 1998, the Plan is hereby amended in the manner hereinafter set forth:

                                      FIRST

         Section 6.2(a) is hereby amended by adding the following sentences immediately after the third sentence thereof:

         In addition, effective May 1, 1998, a Participant may elect to invest up to 25% of his Salary Deferral Contribution Account and up to 25% of his future Salary Deferral Contributions in the Common Stock fund. The purchases of Common Stock attributable to Salary Deferral Contributions shall be in the manner described in Section 6.4 of the Plan.

         IN WITNESS WHEREOF, the Sponsor has executed this Sixth Amendment on the day and year first above written, to be effective as of May 1, 1998.


                               ZALE CORPORATION


                               By: /s/ GREGORY HUMENESKY
                                   -------------------------------------------

                               Title: Senior Vice President - Human Resources
                                      ----------------------------------------